UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.
(Exact name of registrant as specified in charter)

P.O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, PA 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2013 to June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

HARTFORD GROWTH OPPORTUNITIES HLS FUND 2013 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

During the first half of the year, stocks rose steadily. U.S. equities (as represented by the S&P 500 Index1) posted a strong gain of 10.61% during the first quarter, on their way to an all-time high. During the second quarter, investors persevered through volatility surrounding rumors of the rollback of the U.S. Federal Reserve’s quantitative easing (QE) program later this year, and the S&P 500 Index rose 2.91%. That brought the market’s rise to 13.82% for the first half of 2013. The rumors about QE’s end sent bond yields and mortgage rates upward, but that wasn’t enough to dissuade investors from pushing equities into positive territory.

Because of QE, some have expressed concerns regarding the recent market rally. But a more careful examination of economic data reveals a strong foundation. Consumer balance sheets have improved since the financial crisis, with consumer debt as a percentage of income falling steadily. Housing continued its dogged recovery, fueled by population growth and pent-up demand. In fact, it’s substantive economic improvements that have moved Federal Reserve Chairman Ben Bernanke to consider removing the “training wheels” of QE, which we think should be viewed as a vote of confidence in the U.S. economy going forward.

As the U.S. outlook continues to improve, concerns do remain in the global economy. Emerging markets have lagged due to social unrest and rising inflation. Slowing growth in China is clouding global growth forecasts, but it’s important to remember that China still boasts 7.5% annual GDP growth.

It’s important to stay abreast of domestic and international economic developments while balancing your individual investment goals. Meeting with your financial advisor on a regular basis to examine your current investment strategy can help you determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Growth Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Growth Opportunities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 6/30/03 - 6/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/13)

	6 Month†	1 Year	5 Years	10 Years
Growth Opportunities IA	12.21%	20.74%	3.86%	9.70%
Growth Opportunities IB	12.08%	20.43%	3.60%	9.43%
Russell 1000 Growth Index	11.80%	17.07%	7.47%	7.40%
Russell 3000 Growth Index	12.23%	17.56%	7.58%	7.57%

†	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2013, the total annual operating expense ratios for Class IA and Class IB shares were 0.65% and 0.90%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2013.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Growth Opportunities HLS Fund

Manager Discussion

June 30, 2013 (Unaudited)

Portfolio Managers
Michael T. Carmen, CFA	Stephen Mortimer	Mario E. Abularach, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Research Analyst

How did the Fund perform?

The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 12.21% for the six-month period ended June 30, 2013, performing in line with its benchmark, the Russell 3000 Growth Index, which returned 12.23% for the same period. The Fund outperformed the 11.80% average return of the Variable Products-Underlying Funds Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities (+13.8%), as measured by the S&P 500 Index, gained during the six-month period, reaching an all-time high in May. The rally began on the first trading day of the year after a last-minute compromise by the U.S. Congress averted the fiscal cliff. Optimism surrounding the fiscal reprieve was furthered during the first half of the period by better-than-expected corporate earnings, a robust housing market, and a gradually improving employment picture. In the second half of the period, a market rally throughout April and the first part of May paused following comments by Federal Reserve (Fed) Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing (QE) sooner than investors anticipated. The Federal Open Market Committee’s June statement emphasized that the tapering schedule would depend on improving economic indicators. A strong housing market, positive consumer confidence trends, and a steadily healing labor market lent support to the thesis that underlying fundamentals were solid. Following an initially dramatic negative response to the Fed’s announcement and an increase in lending rates in China, U.S. markets moved higher into the end of the period.

Growth stocks (+12%) underperformed Value stocks (+16%) during the period, as measured by the Russell 1000 Growth and Russell 1000 Value Indices, respectively. All ten sectors in the Russell 3000 Growth Index (+12%) rose during the period. The Health Care (+21%), Consumer Discretionary (+20%), and Consumer Staples (+15%) sectors gained the most while Information Technology (+3%) and Utilities (+6%) lagged.

Sector allocation, a result of the bottom-up stock selection process, positively contributed to relative performance, in part due to overweight allocations (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and Consumer Discretionary. Security selection detracted from relative performance. Security selection was weakest in the Health Care, Consumer Discretionary, Consumer Staples, and Industrials sectors, with stronger selections in the Information Technology, Financials, and Materials sectors.

The top relative contributors to performance in the Fund during the period were Apple (Information Technology), LinkedIn (Information Technology), and Micron Technology (Information Technology). Shares of Apple, a designer, manufacturer, and retailer of a range of personal electronic products, declined on weaker guidance and slowing growth. We were underweight the shares which positively contributed to benchmark-relative performance. Shares of LinkedIn, a U.S.-based career networking website, increased following a brief decline after the company lowered quarterly earnings guidance. Investors appeared to become more optimistic about the company’s earnings growth potential during the quarter based on favorable trends at other internet businesses. Shares of Micron Technology, a U.S.-based semiconductor manufacturer specializing in flash memory storage devices, increased after company reported solid fiscal third quarter results with earnings that beat consensus estimates. Micron generated strong sales and revenues and benefited from a favorable supply and demand environment. Actavis (Health Care) and IntercontinentalExchange (Financials) were among other top absolute performance (i.e. total return) contributors.

The top detractors from relative performance in the Fund during the period were Edwards Lifesciences (Health Care), Microsoft (Information Technology), and VeriFone Systems (Information Technology). Shares of Edwards Lifesciences, a U.S.-based medical device company specializing in heart valve technology and treatments for cardiovascular diseases, decreased after company reported disappointing first quarter results due to poor transcatheter heart valve (THV) sales. Shares of Microsoft, a U.S.-based technology company, moved higher after the company posted better-than-expected quarterly earnings. The enterprise business continued to deliver strong results, more than offsetting the sluggish consumer business. We didn’t hold shares of this benchmark constituent which negatively contributed to benchmark-relative performance. VeriFone Systems, electronic payment solution provider, underperformed during the period after the company lowered its earnings guidance citing weak macroeconomic conditions in Europe, lower revenue from Brazil-based business, and delays in customer projects. Apple (Information Technology) also detracted on an absolute basis.

3

Hartford Growth Opportunities HLS Fund

Manager Discussion – (continued)

June 30, 2013 (Unaudited)

What is your outlook?

During the period, we experienced volatility in response to Fed Chairman Ben Bernanke’s statement that the Fed would begin to reduce the stimulus that has buoyed the markets for several quarters. Looking forward to the third quarter, we believe that we are in a limbo period in which investors are unsure of both the timing and magnitude of future interest rate increases. Our view is that although uncertainty among investors is causing some consternation in the markets, the environment should normalize as rates moderate over the next several months. We don’t anticipate a material increase in rates from current levels during the year.

We believe that the current environment is conducive to stock picking. While we felt valuations were overpriced without being backed up by fundamentals last year at this time, we now believe that fundamentals are improving. We are finding compelling opportunities to invest in companies that we believe have strong fundamentals and we believe are trading at reasonable valuations. We are focused on fundamentals and investing where we see pockets of strength. We have added to positions we believe can perform under a variety of macroeconomic scenarios.

At the end of the period, the Fund was most overweight the Information Technology, Financials, and Health Care sectors and most underweight the Consumer Staples, Telecommunication Services, and Industrials sectors relative to the benchmark.

Diversification by Industry

as of June 30, 2013

Industry (Sector)	Percentage of Net Assets
Capital Goods (Industrials)	6.1%
Commercial and Professional Services (Industrials)	3.1
Consumer Durables and Apparel (Consumer Discretionary)	4.1
Consumer Services (Consumer Discretionary)	5.2
Diversified Financials (Financials)	3.9
Energy (Energy)	3.3
Food and Staples Retailing (Consumer Staples)	3.0
Food, Beverage and Tobacco (Consumer Staples)	3.0
Health Care Equipment and Services (Health Care)	5.3
Household and Personal Products (Consumer Staples)	1.3
Insurance (Financials)	3.6
Materials (Materials)	5.5
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	9.9
Real Estate (Financials)	1.1
Retailing (Consumer Discretionary)	10.0
Semiconductors and Semiconductor Equipment (Information Technology)	5.3
Software and Services (Information Technology)	20.9
Technology Hardware and Equipment (Information Technology)	4.7
Telecommunication Services	0.0
Transportation (Industrials)	1.0
Short-Term Investments	0.1
Other Assets and Liabilities	(0.4)
Total	100.0%

4

Hartford Growth Opportunities HLS Fund

Schedule of Investments

June 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.3%
	Capital Goods - 6.1%
95	Cummins, Inc.	$10,288
457	DigitalGlobe, Inc. ●	14,177
611	HD Supply Holdings, Inc. ●☼	11,473
425	KBR, Inc.	13,808
278	Owens Corning, Inc. ●	10,861
90	Pall Corp.	6,004
		66,611
	Commercial and Professional Services - 3.1%
202	IHS, Inc. ●	21,114
373	Nielsen Holdings N.V.	12,519
		33,633
	Consumer Durables and Apparel - 4.1%
124	Lennar Corp.	4,458
294	Pulte Group, Inc. ●	5,581
107	PVH Corp.	13,361
4,068	Samsonite International S.A.	9,749
98	Whirlpool Corp.	11,246
		44,395
	Consumer Services - 5.2%
680	Burger King Worldwide, Inc.	13,270
—	Diamond Resorts LLC ⌂●†	12,032
467	Melco PBL Entertainment Ltd. ADR ●	10,434
168	Starwood Hotels & Resorts, Inc.	10,615
185	Wyndham Worldwide Corp.	10,602
		56,953
	Diversified Financials - 3.9%
38	BlackRock, Inc.	9,886
226	Citigroup, Inc.	10,851
70	IntercontinentalExchange, Inc. ●	12,530
873	Platform Acquisition ●	9,344
		42,611
	Energy - 3.3%
131	Anadarko Petroleum Corp.	11,218
93	Cabot Oil & Gas Corp.	6,608
267	Cobalt International Energy, Inc. ●	7,104
78	Pioneer Natural Resources Co.	11,219
		36,149
	Food and Staples Retailing - 3.0%
179	CVS Caremark Corp.	10,256
225	Walgreen Co.	9,925
249	Whole Foods Market, Inc.	12,803
		32,984
	Food, Beverage and Tobacco - 3.0%
89	Anheuser-Busch InBev N.V.	8,054
158	Green Mountain Coffee Roasters, Inc. ●	11,855
216	Monster Beverage Corp. ●	13,135
		33,044
	Health Care Equipment and Services - 5.3%
1,221	Boston Scientific Corp. ●	11,315
336	Catamaran Corp. ●	16,354
907	Hologic, Inc. ●	17,504
110	McKesson Corp.	12,560
		57,733
	Household and Personal Products - 1.3%
799	Coty, Inc. ●	13,721

	Insurance - 3.6%
421	American International Group, Inc. ●	18,812
166	Aon plc	10,658
322	XL Group plc	9,762
		39,232
	Materials - 5.5%
1,059	Cemex S.A.B. de C.V. ADR ●	11,200
226	Crown Holdings, Inc. ●	9,296
229	International Paper Co.	10,136
142	Monsanto Co.	14,051
146	Rock Tenn Co. Class A	14,533
		59,216
	Pharmaceuticals, Biotechnology and Life Sciences - 9.9%
90	Actavis, Inc. ●‡	11,355
310	AstraZeneca plc	14,635
267	Bristol-Myers Squibb Co.	11,915
244	Eli Lilly & Co.	11,985
326	Forest Laboratories, Inc. ●	13,351
206	Gilead Sciences, Inc. ●	10,529
81	Illumina, Inc. ●	6,074
293	Merck & Co., Inc.	13,587
30	Regeneron Pharmaceuticals, Inc. ●	6,811
97	Vertex Pharmaceuticals, Inc. ●	7,767
		108,009
	Real Estate - 1.1%
731	Host Hotels & Resorts, Inc. REIT	12,334

	Retailing - 10.0%
37	Amazon.com, Inc. ●	10,235
34	AutoZone, Inc. ●	14,524
276	Dick's Sporting Goods, Inc.	13,840
513	Lowe's Cos., Inc.	20,994
49	Netflix, Inc. ●	10,297
26	Priceline.com, Inc. ●	21,816
221	TripAdvisor, Inc. ●	13,475
98	Urban Outfitters, Inc. ●	3,946
		109,127
	Semiconductors and Semiconductor Equipment - 5.3%
653	Intel Corp.	15,806
1,135	Micron Technology, Inc. ●	16,257
449	NXP Semiconductors N.V. ●	13,897
297	Xilinx, Inc.	11,774
		57,734
	Software and Services - 20.9%
407	Akamai Technologies, Inc. ●	17,307
493	Autodesk, Inc. ●	16,723
1,153	Cadence Design Systems, Inc. ●	16,696
224	Concur Technologies, Inc. ●	18,244
364	eBay, Inc. ●	18,852
405	Facebook, Inc. ●	10,056
225	IAC/InterActiveCorp.	10,692
122	LinkedIn Corp. Class A ●	21,747
217	Red Hat, Inc. ●	10,364
351	ServiceNow, Inc. ●	14,165
150	Splunk, Inc. ●	6,939
477	Symantec Corp.	10,719
259	Teradata Corp. ●	12,989
317	Tibco Software, Inc. ●	6,783
381	Vantiv, Inc. ●	10,524
65	Workday, Inc. Class A ●	4,147

The accompanying notes are an integral part of these financial statements.

5

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 100.3% - (continued)
	Software and Services - 20.9% - (continued)
844	Yahoo!, Inc. ●		$21,188
			228,135
	Technology Hardware and Equipment - 4.7%
44	Apple, Inc.		17,454
553	EMC Corp.		13,070
430	Juniper Networks, Inc. ●		8,304
191	SanDisk Corp. ●		11,670
			50,498
	Transportation - 1.0%
444	Hertz Global Holdings, Inc. ●		11,022

	Total common stocks
	(cost $960,414)		$1,093,141

WARRANTS - 0.0%
	Telecommunication Services - 0.0%
873	Platform Acquisition ⌂		$—

	Total warrants
	(cost $9)		$—

	Total long-term investments
	(cost $960,423)		$1,093,141

SHORT-TERM INVESTMENTS - 0.1%
Repurchase Agreements - 0.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $5, collateralized by GNMA 3.00%, 2042, value of $5)
$4	0.13%, 6/28/2013		$4
Bank of Montreal TriParty Repurchase
Agreement (maturing on 07/01/2013 in the
amount of $96, collateralized by FHLMC
4.00% - 5.00%, 2023 - 2025, FNMA 2.00%
- 5.00%, 2022 - 2042, GNMA 2.00% -
	5.00%, 2041 - 2043, value of $98)
96	0.15%, 6/28/2013		96
	Bank of Montreal TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $186, collateralized by FHLB 0.38%, 2015, FHLMC 0.38%, 2014, FNMA 0.50% - 5.50%, 2015 - 2042, value of $190)
186	0.12%, 6/28/2013		186
	Barclays Capital TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $129, collateralized by U.S. Treasury Note 3.13%, 2021, value of $131)
129	0.10%, 6/28/2013		129
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
07/01/2013 in the amount of $381,
collateralized by U.S. Treasury Bill 0.85%,
2013, U.S. Treasury Note 0.63% - 3.25%,
	2013 - 2018, value of $386)
381	0.10%, 6/28/2013		381
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $5, collateralized by FNMA 4.50%, 2035, value of $5)
5	0.25%, 6/28/2013		5
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $153, collateralized by U.S. Treasury Note 1.00% - 2.63%, 2014 - 2020, value of $156)
153	0.10%, 6/28/2013		153
	TD Securities TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $269, collateralized by FHLMC 3.50% - 4.00%, 2042, FNMA 3.50% - 4.50%, 2041 - 2042, value of $274)
269	0.12%, 6/28/2013		269
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2013 in the amount of $4, collateralized by U.S. Treasury Note 0.63%, 2014, value of $4)
4	0.09%, 6/28/2013		4
			1,227
	Total short-term investments
	(cost $1,227)		$1,227

	Total investments
	(cost $961,650) ▲	100.4%	$1,094,368
	Other assets and liabilities	(0.4)%	(4,124)
	Total net assets	100.0%	$1,090,244

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2013, the cost of securities for federal income tax purposes was $959,495 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$148,452
Unrealized Depreciation	(13,579)
Net Unrealized Appreciation	$134,873

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At June 30, 2013, the aggregate value of these securities was $12,032, which represents 1.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2011	–	Diamond Resorts LLC	$10,110
05/2013	873	Platform Acquisition Warrants	9

At June 30, 2013, the aggregate value of these securities was $12,032, which represents 1.1% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $10,366 at June 30, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at June 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BRL	Sell	07/01/2013	JPM	$2,536	$2,483	$53

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
BRL	Brazilian Real

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

Hartford Growth Opportunities HLS Fund

Investment Valuation Hierarchy Level Summary

June 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,093,141	$1,056,725	$24,384	$12,032
Warrants	–	–	–	–
Short-Term Investments	1,227	–	1,227	–
Total	$1,094,368	$1,056,725	$25,611	$12,032
Foreign Currency Contracts *	53	–	53	–
Total	$53	$–	$53	$–

♦	For the six-month period ended June 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2013
Assets:
Common Stocks	$10,152	$—	$1,880	*	$—	$—	$—	$—	$—	$12,032
Total	$10,152	$—	$1,880		$—	$—	$—	$—	$—	$12,032

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at June 30, 2013 was $1,880.

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth Opportunities HLS Fund

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $961,650)	$1,094,368
Cash	1
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	53
Receivables:
Investment securities sold	19,556
Fund shares sold	351
Dividends and interest	462
Other assets	1
Total assets	1,114,792
Liabilities:
Payables:
Investment securities purchased	23,421
Fund shares redeemed	918
Investment management fees	109
Distribution fees	4
Accrued expenses	96
Total liabilities	24,548
Net assets	$1,090,244
Summary of Net Assets:
Capital stock and paid-in-capital	$867,588
Undistributed net investment income	1,940
Accumulated net realized gain	87,993
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	132,723
Net assets	$1,090,244
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$33.55
Shares outstanding	29,482
Net assets	$989,080
Class IB: Net asset value per share	$32.93
Shares outstanding	3,072
Net assets	$101,164

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth Opportunities HLS Fund

Statement of Operations

For the Six-Month Period Ended June 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$4,968
Interest	5
Less: Foreign tax withheld	(96)
Total investment income, net	4,877

Expenses:
Investment management fees	3,360
Transfer agent fees	2
Distribution fees - Class IB	139
Custodian fees	6
Accounting services fees	55
Board of Directors' fees	14
Audit fees	9
Other expenses	122
Total expenses (before fees paid indirectly)	3,707
Commission recapture	(30)
Total fees paid indirectly	(30)
Total expenses, net	3,677
Net Investment Income	1,200

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	134,874
Net realized loss on foreign currency contracts	(15)
Net realized gain on other foreign currency transactions	167
Net Realized Gain on Investments and Foreign Currency Transactions	135,026

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(9,181)
Net unrealized appreciation of foreign currency contracts	53
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(48)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(9,176)
Net Gain on Investments and Foreign Currency Transactions	125,850
Net Increase in Net Assets Resulting from Operations	$127,050

The accompanying notes are an integral part of these financial statements.

10

Hartford Growth Opportunities HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Operations:
Net investment income	$1,200	$857
Net realized gain on investments and foreign currency transactions	135,026	103,079
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(9,176)	149,459
Net Increase in Net Assets Resulting from Operations	127,050	253,395
Capital Share Transactions:
Class IA
Sold	31,896	42,949
Redeemed	(108,228)	(199,200)
Total capital share transactions	(76,332)	(156,251)
Class IB
Sold	11,940	18,034
Redeemed	(32,292)	(45,557)
Total capital share transactions	(20,352)	(27,523)
Net decrease from capital share transactions	(96,684)	(183,774)
Net Increase in Net Assets	30,366	69,621
Net Assets:
Beginning of period	1,059,878	990,257
End of period	$1,090,244	$1,059,878
Undistributed (distribution in excess of) net investment income	$1,940	$740
Shares:
Class IA
Sold	989	1,533
Redeemed	(3,328)	(7,109)
Total share activity	(2,339)	(5,576)
Class IB
Sold	371	655
Redeemed	(992)	(1,652)
Total share activity	(621)	(997)

The accompanying notes are an integral part of these financial statements.

11

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements

June 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

Hartford Growth Opportunities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

12

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative

13

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2013  (Unaudited)

(000’s Omitted)

source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

14

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting agreements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid

15

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of June 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of June 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of June 30, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$53	$—	$—	$—	$—	$53
Total	$—	$53	$—	$—	$—	$—	$53

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2013.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(15)	$—	$—	$—	$—	$(15)
Total	$—	$(15)	$—	$—	$—	$—	$(15)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$53	$—	$—	$—	$—	$53
Total	$—	$53	$—	$—	$—	$—	$53

c)	Balance Sheet Offsetting Information:

Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting agreement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties, and the Fund’s custodian. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

Offsetting of Financial Assets and Derivative Assets as of June 30, 2013:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Collateral Received	Net Amount (not less than 0)
Repurchase Agreements	$1,227	$—	$1,227	$—	$(1,249)	$—
Unrealized appreciation on foreign currency contracts	53	—	53	—	—	53
Total subject to a master netting or similar arrangement	$1,280	$—	$1,280	$—	$(1,249)	$53

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related

17

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at December 31, 2012, are as follows:

Amount
Undistributed Ordinary Income	$740
Accumulated Capital and Other Losses*	(49,188)
Unrealized Appreciation†	144,054
Total Accumulated Earnings	$95,606

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(117)
Accumulated Net Realized Gain (Loss)	2,066
Capital Stock and Paid-in-Capital	(1,949)

18

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$6,946
2017	42,242
Total	$49,188

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses.  During the year ended December 31, 2012, the Fund utilized $101,131 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

19

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of June 30, 2013; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended June 30, 2013
Class IA	0.64%
Class IB	0.89

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor, Hartford Funds Distributors, LLC (“HFD”), (formerly known as Hartford Investment Financial Services, LLC), an indirect wholly owned subsidiary of The Hartford, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

20

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2013, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended June 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$798,766
Sales Proceeds Excluding U.S. Government Obligations	892,289

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2013, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

22

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23

Hartford Growth Opportunities HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended June 30, 2013 (Unaudited)
IA	$29.90	$0.04	$3.61	$3.65	$–	$–	$–	$–	$33.55
IB	29.38	(0.01)	3.56	3.55	–	–	–	–	32.93

For the Year Ended December 31, 2012
IA	23.57	0.03	6.30	6.33	–	–	–	–	29.90
IB	23.22	(0.05)	6.21	6.16	–	–	–	–	29.38

For the Year Ended December 31, 2011
IA	25.86	0.01	(2.30)	(2.29)	–	–	–	–	23.57
IB	25.54	(0.06)	(2.26)	(2.32)	–	–	–	–	23.22

For the Year Ended December 31, 2010
IA	22.00	0.02	3.84	3.86	–	–	–	–	25.86
IB	21.78	(0.04)	3.80	3.76	–	–	–	–	25.54

For the Year Ended December 31, 2009
IA	17.05	0.09	4.96	5.05	(0.10)	–	–	(0.10)	22.00
IB	16.89	0.05	4.89	4.94	(0.05)	–	–	(0.05)	21.78

For the Year Ended December 31, 2008
IA	32.75	0.12	(14.65)	(14.53)	(0.10)	(1.07)	–	(1.17)	17.05
IB	32.40	0.06	(14.47)	(14.41)	(0.03)	(1.07)	–	(1.10)	16.89

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	During the year ended December 31, 2009, the Fund incurred $100.4 million in purchases associated with the transition of assets from Hartford LargeCap Growth HLS Fund, which merged into the Fund on October 2, 2009. These purchases were excluded from the portfolio turnover rate calculation.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)		Ratio of Expenses to Average Net Assets After Waivers(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

12.21	%(E)	$989,080	0.65	%(F)	0.65	%(F)	0.24	%(F)	73%
12.08	(E)	101,164	0.90	(F)	0.90	(F)	(0.01	)(F)	–

26.86		951,372	0.65		0.65		0.11		105
26.54		108,506	0.90		0.90		(0.15)		–

(8.87)		881,352	0.66		0.66		0.03		113
(9.10)		108,905	0.91		0.91		(0.22)		–

17.56		1,106,030	0.65		0.65		0.08		104
17.28		137,147	0.90		0.90		(0.17)		–

29.61		1,044,454	0.66		0.66		0.53		152	(G)
29.29		144,269	0.91		0.91		0.28		–

(45.66)		752,898	0.64		0.64		0.45		154
(45.80)		123,883	0.89		0.89		0.20		–

25

Hartford Growth Opportunities HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

26

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (HSF) and 1993 (HSF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of HSF and HSF2 on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as Chief Compliance Officer of HSF and HSF2.

27

Hartford Growth Opportunities HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Elizabeth L. Schroeder (1966) Vice President since 2010(2)

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

(2) Ms. Schroeder served as Vice President of HSF and HSF2 until August 7, 2013.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

Hartford Growth Opportunities HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2012 through June 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 31, 2012	Ending Account Value June 30, 2013	Expenses paid during the period December 31, 2012 through June 30, 2013	Beginning Account Value December 31, 2012	Ending Account Value June 30, 2013	Expenses paid during the period December 31, 2012 through June 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,122.10	$3.42	$1,000.00	$1,021.57	$3.26	0.65%	181	365
Class IB	$1,000.00	$1,120.80	$4.73	$1,000.00	$1,020.33	$4.51	0.90%	181	365

29

Hartford Growth Opportunities HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

30

HARTFORD HLS FUNDS

c/o The Hartford Wealth Management - Global Annuities
P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-GO13 8-13 113542-1 Printed in U.S.A ©2013 The Hartford, Hartford, CT 06115

HARTFORDFUNDS

HARTFORD SMALL/MID CAP EQUITY HLS FUND 2013 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

During the first half of the year, stocks rose steadily. U.S. equities (as represented by the S&P 500 Index1) posted a strong gain of 10.61% during the first quarter, on their way to an all-time high. During the second quarter, investors persevered through volatility surrounding rumors of the rollback of the U.S. Federal Reserve’s quantitative easing (QE) program later this year, and the S&P 500 Index rose 2.91%. That brought the market’s rise to 13.82% for the first half of 2013. The rumors about QE’s end sent bond yields and mortgage rates upward, but that wasn’t enough to dissuade investors from pushing equities into positive territory.

Because of QE, some have expressed concerns regarding the recent market rally. But a more careful examination of economic data reveals a strong foundation. Consumer balance sheets have improved since the financial crisis, with consumer debt as a percentage of income falling steadily. Housing continued its dogged recovery, fueled by population growth and pent-up demand. In fact, it’s substantive economic improvements that have moved Federal Reserve Chairman Ben Bernanke to consider removing the “training wheels” of QE, which we think should be viewed as a vote of confidence in the U.S. economy going forward.

As the U.S. outlook continues to improve, concerns do remain in the global economy. Emerging markets have lagged due to social unrest and rising inflation. Slowing growth in China is clouding global growth forecasts, but it’s important to remember that China still boasts 7.5% annual GDP growth.

It’s important to stay abreast of domestic and international economic developments while balancing your individual investment goals. Meeting with your financial advisor on a regular basis to examine your current investment strategy can help you determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Small/Mid Cap Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 6/30/03 - 6/30/13

The chart above represents the hypothetical growth of a $10,000 investments in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/13)

	6 Month†	1 Year	5 Years	10 Years
Small/Mid Cap Equity IA	14.22%	24.27%	7.48%	8.46%
Small/Mid Cap Equity IB	14.07%	23.95%	7.22%	8.20%
Russell 2500 Index	15.42%	25.61%	9.21%	10.34%

†	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2013, the total annual operating expense ratios for Class IA and Class IB shares were 0.88% and 1.13%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period year ended June 30, 2013.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford Small/Mid Cap Equity HLS Fund
Manager Discussion
June 30, 2013 (Unaudited)

Portfolio Manager
David J. Elliott, CFA
Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford Small/Mid Cap Equity HLS Fund returned 14.22% for the six-month period ended June 30, 2013, underperforming its benchmark, the Russell 2500 Index, which returned 15.42%. For the same period, the Fund also underperformed the 14.90% average return of the Variable Products-Underlying Funds Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities (+13.8%), as measured by the S&P 500 Index, gained during the six-month period, reaching an all-time high in May. The rally began on the first trading day of the year after a last-minute compromise by the U.S. Congress averted the fiscal cliff. Optimism surrounding the fiscal reprieve was furthered during the first half of the period by better-than-expected corporate earnings, a robust housing market, and a gradually improving employment picture. In the second half of the period, a market rally throughout April and the first part of May paused following comments by Federal Reserve (Fed) Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing (QE) sooner than investors anticipated. The Federal Open Market Committee’s June statement emphasized that the tapering schedule would depend on improving economic indicators. A strong housing market, positive consumer confidence trends, and a steadily healing labor market lent support to the thesis that underlying fundamentals were solid. Following an initially dramatic negative response to the Fed’s announcement and an increase in lending rates in China, U.S. markets moved higher into the end of the period.

All ten sectors in the Russell 2500 Index posted positive returns during the period. Strong performers included the Consumer Staples (+29.7%), Consumer Discretionary (+22.5%), and Health Care (+18.2%) sectors, while the Materials (+3.1%), Energy (+8.6%) and Information Technology (+13.7%) sectors lagged on a relative basis.

Overall sector positioning detracted modestly from relative returns during the period due to an overweight to the Energy and Utilities sectors. The Fund’s stock selection in the Health Care, Information Technology, and Consumer Discretionary sectors also detracted from benchmark relative performance. This was partially offset by stronger stock selection in the Consumer Staples and Materials sectors. The Fund’s modest cash position also detracted from relative performance in an upward-trending market.

The largest detractors from benchmark-relative performance during the period were Coeur D’alene Mines (Materials), Gold Resource Corp (Materials), and CYS Investments (Financials). Shares of Coeur D’alene Mines, primarily a silver mining company, fell during the period as company production declined and precious metals sold off sharply. Gold Resource Corp., a small Mexico-based gold producer, fell as the price of gold tumbled during the period, and higher yielding equities underperformed along with the bond market. Shares of CYS Investments, a Massachusetts-based mortgage REIT, fell near the end of the period, along with the sharp sell-off in Treasuries. Affymax (Health Care), a California-based pharmaceutical company, detracted on an absolute basis (i.e. total return) during the period.

The largest contributors to relative performance during the period were Radian Group (Financials), Multimedia Games (Consumer Discretionary), and CA Inc. (Information Technology). Shares of Radian Group, a credit enhancement and mortgage insurance company, rose along with broad confidence in a housing recovery. Shares of Multimedia Games, a company that designs, manufactures, and supplies gaming machines to North American casino operators, rose on the improving economy and expectations for additional discretionary income. CA Inc., an IT management software firm, gained mid-quarter after beating estimates, largely due to the growth of its enterprise businesses. Nasdaq OMX Group (Financials), a securities exchange operator, contributed on an absolute basis during the period.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to minimize unintended and uncompensated risks.

3

Hartford Small/Mid Cap Equity HLS Fund
Manager Discussion – (continued)
June 30, 2013 (Unaudited)

Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Information Technology, Utilities, and Consumer Discretionary sectors and most underweight the Industrials, Financials, and Materials sectors relative to the Russell 2500 Index.

Diversification by Industry
as of June 30, 2013
Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.4%
Banks (Financials)	4.2
Capital Goods (Industrials)	8.1
Commercial and Professional Services (Industrials)	4.3
Consumer Durables and Apparel (Consumer Discretionary)	5.0
Consumer Services (Consumer Discretionary)	2.7
Diversified Financials (Financials)	3.5
Energy (Energy)	6.3
Food and Staples Retailing (Consumer Staples)	0.2
Food, Beverage and Tobacco (Consumer Staples)	1.9
Health Care Equipment and Services (Health Care)	4.8
Household and Personal Products (Consumer Staples)	1.1
Insurance (Financials)	4.5
Materials (Materials)	5.8
Media (Consumer Discretionary)	1.0
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	5.3
Real Estate (Financials)	9.1
Retailing (Consumer Discretionary)	5.5
Semiconductors and Semiconductor Equipment (Information Technology)	2.3
Software and Services (Information Technology)	9.7
Technology Hardware and Equipment (Information Technology)	4.4
Telecommunication Services (Services)	0.6
Transportation (Industrials)	1.6
Utilities (Utilities)	5.6
Short-Term Investments	1.0
Other Assets and Liabilities	0.1
Total	100.0%

4

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments
June 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9%
	Automobiles and Components - 1.4%
26	Goodyear (The) Tire & Rubber Co. ●	$402
7	Lear Corp.	399
14	Superior Industries International, Inc.	234
6	Visteon Corp. ●	391
23	Winnebago Industries, Inc. ●	485
		1,911
	Banks - 4.2%
36	CapitalSource, Inc.	341
12	Chemical Financial Corp.	322
59	Fifth Third Bancorp	1,063
42	First Commonwealth Financial Corp.	313
35	First Niagara Financial Group, Inc.	355
105	Huntington Bancshares, Inc.	824
62	KeyCorp	689
8	MainSource Financial Group, Inc.	106
13	Ocwen Financial Corp. ●	540
10	Popular, Inc. ●	309
54	Regions Financial Corp.	515
41	United Community Banks, Inc. ●	509
		5,886
	Capital Goods - 8.1%
22	Aircastle Ltd.	352
12	Albany International Corp. Class A	386
6	Alliant Techsystems, Inc.	494
9	Altra Holdings, Inc.	252
6	American Railcar Industries, Inc.	209
15	Ampco-Pittsburgh Corp.	289
12	Babcock & Wilcox Co.	354
8	Esterline Technologies Corp. ●	586
21	Exelis, Inc.	288
12	Fluor Corp.	684
10	Generac Holdings, Inc.	363
7	L.B. Foster Co. Class A	315
4	Lindsay Corp.	277
49	Meritor, Inc. ●	344
9	MRC Global, Inc. ●	251
6	National Presto Industries, Inc.	439
10	Navistar International Corp. ●	289
5	Nortek, Inc. ●	322
10	Oshkosh Corp. ●	395
—	Seaboard Corp.	282
11	Sun Hydraulics Corp.	338
74	Taser International, Inc. ●	627
10	Terex Corp. ●	274
12	Timken Co.	670
12	Trex Co., Inc. ●	589
6	Trinity Industries, Inc.	246
11	URS Corp.	529
12	Wabco Holdings, Inc. ●	896
		11,340
	Commercial and Professional Services - 4.3%
14	Barrett Business Services, Inc.	706
11	Brink's Co.	273
8	Deluxe Corp.	267
6	Dun & Bradstreet Corp.	624
19	Enernoc, Inc. ●	256
29	Geo Group, Inc.	984
8	Manpowergroup, Inc.	449
24	Pitney Bowes, Inc.	354
21	Robert Half International, Inc.	693
19	RPX Corp. ●	321
23	Steelcase, Inc.	335
5	UniFirst Corp.	484
12	Viad Corp.	282
		6,028
	Consumer Durables and Apparel - 5.0%
19	Beazer Homes USA, Inc. ●	338
15	Blyth, Inc.	208
23	Brunswick Corp.	719
5	CSS Industries, Inc.	127
6	Fossil Group, Inc. ●	578
20	Hanesbrands, Inc.	1,013
13	Iconix Brand Group, Inc. ●	385
26	Jarden Corp. ●	1,116
8	Nacco Industries, Inc. Class A	442
8	Polaris Industries, Inc.	737
43	Pulte Group, Inc. ●	821
11	Steven Madden Ltd. ●	518
		7,002
	Consumer Services - 2.7%
17	Brinker International, Inc.	655
5	Capella Education Co. ●	221
11	Grand Canyon Education, Inc. ●	355
38	Hillenbrand, Inc.	891
26	Krispy Kreme Doughnuts, Inc. ●	448
5	Marriott Vacations Worldwide Corp. ●	234
9	Multimedia Games Holding Co., Inc. ●	229
33	Ruth's Hospitality Group, Inc.	402
8	Weight Watchers International, Inc.	386
		3,821
	Diversified Financials - 3.5%
34	American Capital Ltd. ●	427
110	Apollo Investment Corp.	850
29	Calamos Asset Management, Inc.	306
3	Credit Acceptance Corp. ●	315
14	Discover Financial Services, Inc.	676
11	Eaton Vance Corp.	406
39	Janus Capital Group, Inc.	333
68	Prospect Capital Corp.	732
17	Solar Capital Ltd.	393
13	TCP Capital Corp.	223
24	Wisdomtree Investment, Inc. ●	279
		4,940
	Energy - 6.3%
18	Alon USA Energy, Inc.	265
8	Bristow Group, Inc.	516
7	Contango ORE, Inc.	236
5	Core Laboratories N.V.	692
15	Delek U.S. Holdings, Inc.	417
12	Diamond Offshore Drilling, Inc.	837
122	Frontline Ltd. ●	216
19	Green Plains Renewable Energy, Inc. ●	253
8	Helmerich & Payne, Inc.	520
62	Hercules Offshore, Inc. ●	436
15	HollyFrontier Corp.	658
4	Oil States International, Inc. ●	361
21	RPC, Inc.	283
13	Stone Energy Corp. ●	275
13	Superior Energy Services, Inc. ●	337
13	Tesoro Corp.	654

The accompanying notes are an integral part of these financial statements.

5

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9% - (continued)
	Energy - 6.3% - (continued)
29	Vaalco Energy, Inc. ●	$169
18	Valero Energy Corp.	641
29	W&T Offshore, Inc.	409
19	Western Refining, Inc.	544
		8,719
	Food and Staples Retailing - 0.2%
116	Rite Aid Corp. ●	330

	Food, Beverage and Tobacco - 1.9%
9	Cal-Maine Foods, Inc.	419
8	Green Mountain Coffee Roasters, Inc. ●	600
8	Ingredion, Inc.	531
6	Monster Beverage Corp. ●	389
31	Pilgrim's Pride Corp. ●	466
5	Universal Corp.	278
		2,683
	Health Care Equipment and Services - 4.8%
16	Aetna, Inc.	1,010
10	Cantel Medical Corp.	335
11	Community Health Systems, Inc.	497
12	Computer Programs & Systems, Inc.	575
10	Cyberonics, Inc. ●	499
44	Gentiva Health Services, Inc. ●	434
12	Health Net, Inc. ●	395
5	ICU Medical, Inc. ●	368
5	Magellan Health Services, Inc. ●	297
7	MEDNAX, Inc. ●	614
11	Molina Healthcare, Inc. ●	394
15	Natus Medical, Inc. ●	204
14	Orthofix International N.V. ●	382
23	Select Medical Holdings Corp.	187
16	Thoratec Corp. ●	510
		6,701
	Household and Personal Products - 1.1%
6	Energizer Holdings, Inc.	623
5	Herbalife Ltd.	244
10	Inter Parfums, Inc.	280
7	Nu Skin Enterprises, Inc. Class A	403
		1,550
	Insurance - 4.5%
13	Argo Group International Holdings Ltd.	550
9	Aspen Insurance Holdings Ltd.	343
9	Assurant, Inc.	448
10	Axis Capital Holdings Ltd.	476
4	Everest Re Group Ltd.	526
22	First American Financial Corp.	483
36	Genworth Financial, Inc. ●	414
32	Hilltop Holdings, Inc. ●	525
47	Maiden Holdings Ltd.	523
10	Protective Life Corp.	365
7	Reinsurance Group of America, Inc.	504
39	Symetra Financial Corp.	616
12	United Fire Group, Inc.	290
8	Validus Holdings Ltd.	271
		6,334
	Materials - 5.8%
8	Domtar Corp.	545
36	Gold Resource Corp.	315
118	Graphic Packaging Holding Co. ●	909
22	Huntsman Corp.	363
5	Kaiser Aluminum Corp.	279
13	Kraton Performance Polymers, Inc. ●	284
23	Louisiana-Pacific Corp. ●	333
12	Minerals Technologies, Inc.	505
11	OM Group, Inc. ●	346
22	Reliance Steel & Aluminum	1,469
27	Resolute Forest Products ●	350
9	Rock Tenn Co. Class A	849
10	Schweitzer-Mauduit International, Inc.	479
23	Steel Dynamics, Inc.	337
19	SunCoke Energy, Inc. ●	262
5	Westlake Chemical Corp.	444
		8,069
	Media - 1.0%
7	AMC Networks, Inc. Class A ●	445
31	Gannett Co., Inc.	759
29	Global Sources Ltd. ●	193
		1,397
	Pharmaceuticals, Biotechnology and Life Sciences - 5.3%
53	Astex Pharmaceuticals, Inc. ●	217
31	Bruker Corp. ●	493
10	Charles River Laboratories International, Inc. ●	390
18	Cubist Pharmaceuticals, Inc. ●	878
27	Emergent Biosolutions, Inc. ●	382
22	Endocyte, Inc. ●	290
67	Enzon, Inc.	133
11	Genomic Health, Inc. ●	336
35	Mylan, Inc. ●	1,080
20	Myriad Genetics, Inc. ●	529
11	PAREXEL International Corp. ●	487
84	PDL Biopharma, Inc.	649
17	Santarus, Inc. ●	347
39	Sciclone Pharmaceuticals, Inc. ●	193
53	Sunesis Pharmaceuticals, Inc. ●	275
11	United Therapeutics Corp. ●	691
		7,370
	Real Estate - 9.1%
27	American Capital Mortgage Investment Corp. REIT	478
40	Brandywine Realty Trust REIT	539
18	Capstead Mortgage Corp. REIT	214
38	CBL & Associates Properties, Inc. REIT	814
150	Chimera Investment Corp. REIT	450
16	Corrections Corp. of America REIT	533
65	CYS Investments, Inc. REIT	601
34	Felcor Lodging Trust, Inc. REIT ●	199
48	Franklin Street Properties Corp. REIT	632
35	Government Properties Income Trust REIT	885
57	Hatteras Financial Corp. REIT	1,414
83	Inland Real Estate Corp. REIT	848
39	Invesco Mortgage Capital REIT	641
5	Jones Lang LaSalle, Inc.	465
32	Mack-Cali Realty Corp. REIT	786
132	MFA Mortgage Investments, Inc. REIT	1,115
18	PennyMac Mortgage Investment Trust REIT	383
40	Rait Financial Trust REIT	302
36	Redwood Trust, Inc. REIT	604

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9% - (continued)
	Real Estate - 9.1% - (continued)
11	Sabra Healthcare REIT, Inc.	$282
13	Western Asset Mortgage Capital Corp. REIT	234
24	Winthrop Realty Trust REIT	288
		12,707
	Retailing - 5.5%
7	Abercrombie & Fitch Co. Class A	303
21	American Eagle Outfitters, Inc.	391
19	Chico's FAS, Inc.	316
8	Dillard's, Inc.	639
14	Express, Inc. ●	283
15	Foot Locker, Inc.	527
6	Francescas Holding Corp. ●	178
8	GameStop Corp. Class A	332
9	Lumber Liquidators Holdings, Inc. ●	670
10	Men's Wearhouse, Inc.	367
3	Netflix, Inc. ●	570
7	O'Reilly Automotive, Inc. ●	745
15	Overstock.com, Inc. ●	417
23	Pep (The) Boys - Manny, Moe & Jack ●	265
21	PetMed Express, Inc.	263
10	PetSmart, Inc.	701
12	Williams-Sonoma, Inc.	693
		7,660
	Semiconductors and Semiconductor Equipment - 2.3%
19	Advanced Energy Industries, Inc. ●	336
52	Amkor Technology, Inc. ●	217
61	Entropic Communications, Inc. ●	262
6	First Solar, Inc. ●	286
21	Kulicke & Soffa Industries, Inc. ●	229
96	LSI Corp. ●	688
53	ON Semiconductor Corp. ●	428
11	Photronics, Inc. ●	91
15	SunPower Corp. ●	309
22	Teradyne, Inc. ●	385
		3,231
	Software and Services - 9.7%
6	Amdocs Ltd.	219
13	AOL, Inc.	463
26	AVG Technologies N.V. ●	513
16	Booz Allen Hamilton Holding Corp.	274
44	CA, Inc.	1,257
14	Cadence Design Systems, Inc. ●	200
8	Commvault Systems, Inc. ●	612
22	Convergys Corp.	387
18	CoreLogic, Inc. ●	426
22	Digital River, Inc. ●	411
13	DST Systems, Inc.	862
12	Euronet Worldwide, Inc. ●	389
38	Global Cash Access, Inc. ●	235
9	Heartland Payment Systems, Inc.	328
19	IAC/InterActiveCorp.	894
18	Netscout Systems, Inc. ●	415
9	Neustar, Inc. ●	453
6	Opentable, Inc. ●	371
18	Pegasystems, Inc.	606
16	Rosetta Stone, Inc. ●	243
11	Solarwinds, Inc. ●	432
26	Solera Holdings, Inc.	1,461
98	Synacor, Inc. ●	304
9	Syntel, Inc.	541
14	Travelzoo, Inc. ●	382
17	Unisys Corp. ●	364
18	ValueClick, Inc. ●	437
		13,479
	Technology Hardware and Equipment - 4.4%
40	Arris Group, Inc. ●	580
9	Arrow Electronics, Inc. ●	367
19	Aruba Networks, Inc. ●	287
20	Audience, Inc. ●	263
19	Avnet, Inc. ●	625
103	Brocade Communications Systems, Inc. ●	592
39	Calix, Inc. ●	397
25	Checkpoint Systems, Inc. ●	348
21	Comtech Telecommunications Corp.	568
61	Extreme Networks, Inc. ●	209
16	Ingram Micro, Inc. ●	304
12	Lexmark International, Inc.	364
11	Synaptics, Inc. ●	436
69	Tellabs, Inc.	136
20	Vishay Intertechnology, Inc. ●	283
6	Western Digital Corp.	372
		6,131
	Telecommunication Services - 0.6%
29	Leap Wireless International, Inc. ●	194
10	magicJack VocalTec Ltd. ●	148
21	Telephone & Data Systems, Inc.	527
		869
	Transportation - 1.6%
22	Alaska Air Group, Inc. ●	1,118
7	Allegiant Travel Co.	731
26	Swift Transportation Co. ●	424
		2,273
	Utilities - 5.6%
36	AES (The) Corp.	430
30	El Paso Electric Co.	1,056
40	Great Plains Energy, Inc.	908
4	MGE Energy, Inc.	214
13	Pinnacle West Capital Corp.	732
25	PNM Resources, Inc.	546
28	Portland General Electric Co.	856
32	UNS Energy Corp.	1,418
51	Westar Energy, Inc.	1,640
		7,800
	Total common stocks
	(cost $123,589)	$138,231

	Total long-term investments
	(cost $123,589)	$138,231

SHORT-TERM INVESTMENTS - 1.0%
Repurchase Agreements - 1.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $5, collateralized by GNMA 3.00%, 2042, value of $5)
$5	0.13%, 6/28/2013	$5

The accompanying notes are an integral part of these financial statements.

7

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.0% - (continued)
Repurchase Agreements - 1.0% - (continued)
Bank of Montreal TriParty Repurchase
Agreement (maturing on 07/01/2013 in the
amount of $113, collateralized by FHLMC
4.00% - 5.00%, 2023 - 2025, FNMA 2.00%
- 5.00%, 2022 - 2042, GNMA 2.00% -
	5.00%, 2041 - 2043, value of $115)
$113	0.15%, 6/28/2013		$113
	Bank of Montreal TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $220, collateralized by FHLB 0.38%, 2015, FHLMC 0.38%, 2014, FNMA 0.50% - 5.50%, 2015 - 2042, value of $223)
220	0.12%, 6/28/2013		220
	Barclays Capital TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $152, collateralized by U.S. Treasury Note 3.13%, 2021, value of $155)
152	0.10%, 6/28/2013		152
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
07/01/2013 in the amount of $448,
collateralized by U.S. Treasury Bill 0.85%,
2013, U.S. Treasury Note 0.63% - 3.25%,
	2013 - 2018, value of $455)
448	0.10%, 6/28/2013		448
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $5, collateralized by FNMA 4.50%, 2035, value of $5)
5	0.25%, 6/28/2013		5
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $180, collateralized by U.S. Treasury Note 1.00% - 2.63%, 2014 - 2020, value of $183)
180	0.10%, 6/28/2013		180
	TD Securities TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $317, collateralized by FHLMC 3.50% - 4.00%, 2042, FNMA 3.50% - 4.50%, 2041 - 2042, value of $322)
317	0.12%, 6/28/2013		317
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2013 in the amount of $5, collateralized by U.S. Treasury Note 0.63%, 2014, value of $5)
5	0.09%, 6/28/2013		5
			1,445
	Total short-term investments
	(cost $1,445)		$1,445

	Total investments
	(cost $125,034) ▲	99.9%	$139,676
	Other assets and liabilities	0.1%	88
	Total net assets	100.0%	$139,764

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2013, the cost of securities for federal income tax purposes was $125,201 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$19,193
Unrealized Depreciation	(4,718)
Net Unrealized Appreciation	$14,475

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Hartford Small/Mid Cap Equity HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$138,231	$138,231	$–	$–
Short-Term Investments	1,445	–	1,445	–
Total	$139,676	$138,231	$1,445	$–

♦	For the six-month period ended June 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

10

Hartford Small/Mid Cap Equity HLS Fund
Statement of Assets and Liabilities
June 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $125,034)	$139,676
Cash	—
Receivables:
Fund shares sold	34
Dividends and interest	286
Total assets	139,996
Liabilities:
Payables:
Fund shares redeemed	180
Investment management fees	18
Distribution fees	1
Accrued expenses	33
Total liabilities	232
Net assets	$139,764
Summary of Net Assets:
Capital stock and paid-in-capital	$100,067
Undistributed net investment income	3,081
Accumulated net realized gain	21,974
Unrealized appreciation of investments	14,642
Net assets	$139,764
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$10.17
Shares outstanding	11,191
Net assets	$113,767
Class IB: Net asset value per share	$10.10
Shares outstanding	2,574
Net assets	$25,997

The accompanying notes are an integral part of these financial statements.

11

Hartford Small/Mid Cap Equity HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,870
Interest	1
Less: Foreign tax withheld	—
Total investment income, net	1,871

Expenses:
Investment management fees	563
Distribution fees - Class IB	34
Custodian fees	4
Accounting services fees	10
Board of Directors' fees	2
Audit fees	6
Other expenses	26
Total expenses (before fees paid indirectly)	645
Commission recapture	(1)
Total fees paid indirectly	(1)
Total expenses, net	644
Net Investment Income	1,227

Net Realized Gain on Investments:
Net realized gain on investments	12,790
Net Realized Gain on Investments	12,790

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	4,389
Net Changes in Unrealized Appreciation of Investments	4,389
Net Gain on Investments	17,179
Net Increase in Net Assets Resulting from Operations	$18,406

The accompanying notes are an integral part of these financial statements.

12

Hartford Small/Mid Cap Equity HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Operations:
Net investment income	$1,227	$1,992
Net realized gain on investments	12,790	9,880
Net unrealized appreciation of investments	4,389	7,438
Net Increase in Net Assets Resulting from Operations	18,406	19,310
Distributions to Shareholders:
From net investment income
Class IA	—	(600)
Class IB	—	(72)
Total from net investment income	—	(672)
From net realized gain on investments
Class IA	—	(13,549)
Class IB	—	(3,574)
Total from net realized gain on investments	—	(17,123)
Total distributions	—	(17,795)
Capital Share Transactions:
Class IA
Sold	11,962	20,551
Issued on reinvestment of distributions	—	14,149
Redeemed	(19,457)	(37,429)
Total capital share transactions	(7,495)	(2,729)
Class IB
Sold	5,409	5,947
Issued on reinvestment of distributions	—	3,646
Redeemed	(7,669)	(13,469)
Total capital share transactions	(2,260)	(3,876)
Net decrease from capital share transactions	(9,755)	(6,605)
Net Increase (Decrease) in Net Assets	8,651	(5,090)
Net Assets:
Beginning of period	131,113	136,203
End of period	$139,764	$131,113
Undistributed (distribution in excess of) net investment income	$3,081	$1,854
Shares:
Class IA
Sold	1,211	2,287
Issued on reinvestment of distributions	—	1,659
Redeemed	(1,968)	(4,064)
Total share activity	(757)	(118)
Class IB
Sold	556	639
Issued on reinvestment of distributions	—	430
Redeemed	(780)	(1,472)
Total share activity	(224)	(403)

The accompanying notes are an integral part of these financial statements.

13

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements
June 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The

14

value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The

15

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

16

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting agreements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2013.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal

17

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$11,105	$9,832
Long-Term Capital Gains*	6,690	1,461

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$8,421
Undistributed Long-Term Capital Gain	2,784
Unrealized Appreciation*	10,086
Total Accumulated Earnings	$21,291

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(340)
Accumulated Net Realized Gain (Loss)	340

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss

18

carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of June 30, 2013; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7500%
On next $2 billion	0.7000%
On next $2 billion	0.6900%
On next $5 billion	0.6800%
Over $10 billion	0.6700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

19

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended June 30, 2013
Class IA	0.87%
Class IB	1.12

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor, Hartford Funds Distributors, LLC (“HFD”), (formerly known as Hartford Investment Financial Services, LLC), an indirect wholly owned subsidiary of The Hartford, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2013, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the six-month period ended June 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$95,622
Sales Proceeds Excluding U.S. Government Obligations	104,466

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2013, the Fund did not have any borrowings under this facility.

20

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

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Hartford Small/Mid Cap Equity HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended June 30, 2013 (Unaudited) (E)
IA	$8.90	$0.09	$1.18	$1.27	$–	$–	$–	$–	$10.17
IB	8.85	0.07	1.18	1.25	–	–	–	–	10.10

For the Year Ended December 31, 2012
IA	8.93	0.15	1.21	1.36	(0.06)	(1.33)	–	(1.39)	8.90
IB	8.88	0.13	1.20	1.33	(0.03)	(1.33)	–	(1.36)	8.85

For the Year Ended December 31, 2011
IA	9.85	0.06	(0.23)	(0.17)	–	(0.75)	–	(0.75)	8.93
IB	9.83	0.04	(0.24)	(0.20)	–	(0.75)	–	(0.75)	8.88

For the Year Ended December 31, 2010
IA	7.88	0.07	1.96	2.03	(0.06)	–	–	(0.06)	9.85
IB	7.86	0.05	1.96	2.01	(0.04)	–	–	(0.04)	9.83

For the Year Ended December 31, 2009
IA	5.34	0.02	2.54	2.56	(0.02)	–	–	(0.02)	7.88
IB	5.34	0.01	2.52	2.53	(0.01)	–	–	(0.01)	7.86

For the Year Ended December 31, 2008
IA	10.19	0.03	(4.76)	(4.73)	(0.03)	(0.09)	–	(0.12)	5.34
IB(H)	9.04	0.01	(3.60)	(3.59)	(0.02)	(0.09)	–	(0.11)	5.34

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on March 31, 2008.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)		Ratio of Expenses to Average Net Assets After Waivers(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

14.22	%(F)	$113,767	0.87	%(G)	0.87	%(G)	1.79	%(G)	69%
14.07	(F)	25,997	1.12	(G)	1.12	(G)	1.53	(G)	–

15.87		106,339	0.88		0.88		1.57		150
15.58		24,774	1.13		1.13		1.26		–

(1.13)		107,762	0.87		0.87		0.60		196
(1.38)		28,441	1.12		1.12		0.34		–

25.83		136,913	0.87		0.87		0.82		300
25.52		38,008	1.12		1.12		0.59		–

47.87		114,269	0.87		0.87		0.43		160
47.51		25,176	1.12		1.12		0.17		–

(46.85)		38,447	0.85		0.85		0.53		201
(40.17	)(F)	8,702	1.10	(G)	1.10	(G)	0.32	(G)	–

23

Hartford Small/Mid Cap Equity HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

24

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (HSF) and 1993 (HSF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of HSF and HSF2 on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as Chief Compliance Officer of HSF and HSF2.

25

Hartford Small/Mid Cap Equity HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Elizabeth L. Schroeder (1966) Vice President since 2010(2)

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

(2) Ms. Schroeder served as Vice President of HSF and HSF2 until August 7, 2013.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Small/Mid Cap Equity HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2012 through June 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 31, 2012	Ending Account Value June 30, 2013	Expenses paid during the period December 31, 2012 through June 30, 2013	Beginning Account Value December 31, 2012	Ending Account Value June 30, 2013	Expenses paid during the period December 31, 2012 through June 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,142.20	$4.62	$1,000.00	$1,020.48	$4.36	0.87%	181	365
Class IB	$1,000.00	$1,140.70	$5.94	$1,000.00	$1,019.24	$5.61	1.12%	181	365

27

Hartford Small/Mid Cap Equity HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

28

HARTFORD HLS FUNDS

c/o The Hartford Wealth Management - Global Annuities
P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-SMC13 8-13 113553-1 Printed in U.S.A ©2013 The Hartford, Hartford, CT 06115

HARTFORDFUNDS

HARTFORD SMALLCAP GROWTH HLS FUND 2013 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

During the first half of the year, stocks rose steadily. U.S. equities (as represented by the S&P 500 Index1) posted a strong gain of 10.61% during the first quarter, on their way to an all-time high. During the second quarter, investors persevered through volatility surrounding rumors of the rollback of the U.S. Federal Reserve’s quantitative easing (QE) program later this year, and the S&P 500 Index rose 2.91%. That brought the market’s rise to 13.82% for the first half of 2013. The rumors about QE’s end sent bond yields and mortgage rates upward, but that wasn’t enough to dissuade investors from pushing equities into positive territory.

Because of QE, some have expressed concerns regarding the recent market rally. But a more careful examination of economic data reveals a strong foundation. Consumer balance sheets have improved since the financial crisis, with consumer debt as a percentage of income falling steadily. Housing continued its dogged recovery, fueled by population growth and pent-up demand. In fact, it’s substantive economic improvements that have moved Federal Reserve Chairman Ben Bernanke to consider removing the “training wheels” of QE, which we think should be viewed as a vote of confidence in the U.S. economy going forward.

As the U.S. outlook continues to improve, concerns do remain in the global economy. Emerging markets have lagged due to social unrest and rising inflation. Slowing growth in China is clouding global growth forecasts, but it’s important to remember that China still boasts 7.5% annual GDP growth.

It’s important to stay abreast of domestic and international economic developments while balancing your individual investment goals. Meeting with your financial advisor on a regular basis to examine your current investment strategy can help you determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford SmallCap Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford SmallCap Growth HLS Fund inception 05/02/1994
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 6/30/03 - 6/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/13)

	6 Month†	1 Year	5 Years	10 Years
SmallCap Growth IA	18.00%	26.24%	11.78%	10.83%
SmallCap Growth IB	17.85%	25.93%	11.51%	10.55%
Russell 2000 Growth Index	17.44%	23.67%	8.89%	9.62%

†	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2013, the total annual operating expense ratios for Class IA and Class IB shares were 0.67% and 0.92%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2013.

For additional information regarding the prior performance history of the Fund, please see the section entitled “Performance Notes” in the Fund’s prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford SmallCap Growth HLS Fund
Manager Discussion
June 30, 2013 (Unaudited)

Portfolio Managers
Mammen Chally, CFA	David J. Elliot, CFA
Vice President and Equity Portfolio Manager	Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management, and Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford SmallCap Growth HLS Fund returned 18.00% for the six-month period ended June 30, 2013, outperforming its benchmark, the Russell 2000 Growth Index, which returned 17.44%. For the same period, the Fund also outperformed the 16.63% average return of the Variable Products-Underlying Funds Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities (+13.8%), as measured by the S&P 500 Index, gained during the six-month period, reaching an all-time high in May. The rally began on the first trading day of the year after a last-minute compromise by the U.S. Congress averted the fiscal cliff. Optimism surrounding the fiscal reprieve was furthered during the first half of the period by better-than-expected corporate earnings, a robust housing market, and a gradually improving employment picture. In the second half of the period, a market rally throughout April and the first part of May paused following comments by Federal Reserve (Fed) Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing (QE) sooner than investors anticipated. The Federal Open Market Committee’s June statement emphasized that the tapering schedule would depend on improving economic indicators. A strong housing market, positive consumer confidence trends, and a steadily healing labor market lent support to the thesis that underlying fundamentals were solid. Following an initially dramatic negative response to the Fed’s announcement and an increase in lending rates in China, U.S. markets moved higher into the end of the period.

Small cap (+15.9%) stocks outperformed large cap stocks (+13.8%) during the period, as measured by the Russell 2000 and S&P 500 Indices, respectively. Value (+15.8%) stocks outperformed Growth (+12.2%) stocks during the period, as measured by the Russell 3000 Value and Russell 3000 Growth Indices, respectively. All ten sectors in the Russell 2000 Growth Index had positive returns during the period. Consumer Discretionary (+21.9%), Consumer Staples (+21.7%), and Health Care (+21.7%) performed best, while Utilities (1.1%) and Materials (4.2%) lagged on a relative basis.

The Fund’s outperformance relative to the benchmark was driven by strong stock selection in the Consumer Discretionary, Health Care, and Industrials sectors, which offset weaker selection in the Information Technology, Financials, and Telecommunication Services sectors. Sector allocation, which is a result of bottom-up security selection, detracted during the period due in part to overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Utilities and Energy. A modest cash position also detracted from relative results in an upward trending market.

The top contributors to relative performance were Fifth & Pacific (Consumer Discretionary), Salix Pharmaceuticals (Health Care), and Bloomin’ Brands (Consumer Discretionary). Shares of Fifth & Pacific, a designer of retail-based premium apparel and accessories, rose during the period as results exceeded pre-guidance with new data points indicating a stabilization of corporate costs and strong wholesale growth at Kate Spade and Lucky Jeans. Salix Pharmaceuticals, a specialty pharmaceutical firm focused on the treatment of gastrointestinal diseases, saw its shares climb during the period due to solid quarter results, led by strong sales of Xifaxan. Shares of Bloomin’ Brands, one of the largest casual dining companies with more than 1,450 restaurants globally, rose on positive revenue guidance in the second quarter, as well as investors’ positive view of the company’s growth initiatives. Top contributors to absolute performance (i.e. total return) during the period also included Alkermes (Health Care).

Top relative detractors included DFC Global (Financials), Aruba Networks (Information Technology), and Isis Pharmaceuticals (Health Care). Shares of DFC Global, a provider of alternative financial services, declined due to investor concerns about the impact of potential regulatory reform and higher costs associated with investments in growth. Shares of Aruba Networks, a provider in wireless local area network infrastructure for enterprises, declined during the period as earnings fell short of expectations, in part due to pricing pressures, a weak global macro environment, and Asian service provider weakness. Isis Pharmaceuticals develops therapeutic drugs inhibiting cell protein synthesis. The company’s shares rose late in the period on positive clinical trial data for its diabetes drug. Holding an underweight position in this strong performing benchmark

3

Hartford SmallCap Growth HLS Fund
Manager Discussion – (continued)
June 30, 2013 (Unaudited)

component hurt relative performance. Top detractors from absolute returns during the period also included AVEO Pharmaceuticals (Health Care) and Energy XXI Bermuda (Energy).

What is the outlook?

We believe the global economy is gradually normalizing. While there are fears among market participants about the Fed reducing its quantitative easing measures, we are not overly concerned as we view this action as a shift from a “surge” in liquidity to becoming a source of steady liquidity. We believe that the U.S. economy remains poised for a continued modest recovery as consumer spending is still buoyed by household balance sheet and steady job gains. However, we believe the U.S. is still not creating jobs fast enough and a large part of the reduction in the unemployment rate is due to people dropping out of the labor force. We believe housing remains in a solid uptrend and we believe the shortage of inventory should boost prices further in the near term.

We believe Europe is gradually healing with growth likely to remain subpar but with the downside risks abating. In China, the transition from an infrastructure, heavy investment spending economy to a more diversified economy has been uneven, but we believe their policy makers have the tools to manage the transition. In our view, China should maintain above average growth. In Japan, we believe that the liquidity boost from accommodative monetary policy and growth recovery should add to the overall world economic recovery.

Disciplined portfolio construction allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection as a way to seek to generate benchmark-relative outperformance. We seek to avoid surprises from unintended, uncompensated “risks”.

As a result of bottom-up stock selection, the Fund’s top overweights at the end of the period included Industrials, Energy, and Financials. Information Technology, Telecommunication Services, and Consumer Discretionary constituted the greatest underweights relative to the benchmark in the Fund at the end of the period.

Diversification by Industry

as of June 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.4%
Banks (Financials)	2.1
Capital Goods (Industrials)	11.5
Commercial and Professional Services (Industrials)	3.4
Consumer Durables and Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	6.3
Diversified Financials (Financials)	1.7
Energy (Energy)	4.8
Food and Staples Retailing (Consumer Staples)	1.3
Food, Beverage and Tobacco (Consumer Staples)	1.6
Health Care Equipment and Services (Health Care)	8.5
Household and Personal Products (Consumer Staples)	1.7
Insurance (Financials)	1.5
Materials (Materials)	4.8
Media (Consumer Discretionary)	0.1
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	11.5
Real Estate (Financials)	2.7
Retailing (Consumer Discretionary)	5.8
Semiconductors and Semiconductor Equipment (Information Technology)	1.6
Software and Services (Information Technology)	15.9
Technology Hardware and Equipment (Information Technology)	3.8
Telecommunication Services (Services)	0.3
Transportation (Industrials)	2.9
Utilities (Utilities)	0.4
Short-Term Investments	1.5
Other Assets and Liabilities	(0.7)
Total	100.0%

4

Hartford SmallCap Growth HLS Fund
Schedule of Investments
June 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2%
	Automobiles and Components - 1.4%
89	Dana Holding Corp.	$1,719
115	Tenneco Automotive, Inc. ●	5,210
18	Winnebago Industries, Inc. ●	378
		7,307
	Banks - 2.1%
175	Boston Private Financial Holdings, Inc.	1,861
16	EverBank Financial Corp.	257
82	First Merchants Corp.	1,411
68	Flushing Financial Corp.	1,117
16	Nationstar Mortgage Holdings, Inc. ●	584
74	Ocwen Financial Corp. ●	3,055
99	Umpqua Holdings Corp.	1,489
36	Wintrust Financial Corp.	1,383
		11,157
	Capital Goods - 11.5%
83	A.O. Smith Corp.	2,994
37	AAON, Inc.	1,223
39	Acuity Brands, Inc.	2,917
30	Aerovironment, Inc. ●	607
142	Altra Holdings, Inc.	3,882
45	Applied Industrial Technologies, Inc.	2,164
22	Argan, Inc.	348
66	Astronics Corp. ●	2,701
12	Astronics Corp. Class B ●	475
53	AZZ, Inc.	2,035
44	Belden, Inc.	2,198
36	Chart Industries, Inc. ●	3,379
17	Coleman Cable, Inc.	298
7	DXP Enterprises, Inc. ●	466
6	EnerSys, Inc.	299
26	Esterline Technologies Corp. ●	1,876
63	Franklin Electric Co., Inc.	2,113
23	Gencorp, Inc. ●	369
8	Generac Holdings, Inc.	307
119	GrafTech International Ltd. ●	866
70	Heico Corp.	3,542
40	Lennox International, Inc.	2,586
43	Lindsay Corp.	3,216
108	Meritor, Inc. ●	758
3	Middleby Corp. ●	510
40	Moog, Inc. Class A ●	2,069
217	Mueller Water Products, Inc.	1,501
10	National Presto Industries, Inc.	699
36	Nordson Corp.	2,506
7	Nortek, Inc. ●	457
48	Polypore International, Inc. ●	1,950
46	Sun Hydraulics Corp.	1,452
123	Taser International, Inc. ●	1,051
33	Teledyne Technologies, Inc. ●	2,543
17	Trex Co., Inc. ●	788
77	Trimas Corp. ●	2,854
13	USG Corp. ●	302
6	Woodward, Inc.	228
20	Xerium Technologies, Inc. ●	208
		60,737
	Commercial and Professional Services - 3.4%
17	Barrett Business Services, Inc.	898
14	Brink's Co.	360
114	Deluxe Corp.	3,938
32	Enernoc, Inc. ●	418
54	Exponent, Inc.	3,166
88	GP Strategies Corp. ●	2,088
9	HNI Corp.	310
24	Insperity, Inc.	712
21	Kforce, Inc.	307
85	On Assignment, Inc. ●	2,272
49	RPX Corp. ●	823
95	Steelcase, Inc.	1,389
33	Sykes Enterprises, Inc. ●	517
9	United Stationers, Inc.	309
18	Wageworks, Inc. ●	627
		18,134
	Consumer Durables and Apparel - 3.6%
54	Arctic Cat, Inc.	2,443
33	Blyth, Inc.	459
61	Brunswick Corp.	1,961
45	Crocs, Inc. ●	743
122	Fifth & Pacific Cos., Inc. ●	2,724
180	Leapfrog Enterprises, Inc. ●	1,775
21	Oxford Industries, Inc.	1,329
21	Polaris Industries, Inc.	2,034
72	Skullcandy, Inc. ●	391
74	Steven Madden Ltd. ●	3,591
13	Sturm Ruger & Co., Inc.	644
33	Taylor Morrison Home Corp. ●	809
		18,903
	Consumer Services - 6.3%
21	American Public Education, Inc. ●	765
145	Bloomin' Brands, Inc. ●	3,618
7	Bob Evans Farms, Inc.	315
47	Bridgepoint Education, Inc. ●	570
63	Brinker International, Inc.	2,487
34	Buffalo Wild Wings, Inc. ●	3,309
17	Caesars Entertainment Corp. ●	233
34	Capella Education Co. ●	1,401
67	Cheesecake Factory, Inc.	2,786
74	Del Frisco's Restaurant Group, Inc. ●	1,578
42	Domino's Pizza, Inc.	2,418
33	Grand Canyon Education, Inc. ●	1,076
56	Hillenbrand, Inc.	1,318
110	Ignite Restaurant Group, Inc. ●	2,083
57	Marriott Vacations Worldwide Corp. ●	2,472
36	Multimedia Games Holding Co., Inc. ●	944
26	Papa John's International, Inc. ●	1,726
100	Sotheby's Holdings	3,789
15	Strayer Education, Inc.	723
		33,611
	Diversified Financials - 1.7%
9	Cash America International, Inc.	391
7	Credit Acceptance Corp. ●	746
116	DFC Global Corp. ●	1,599
37	Encore Capital Group, Inc. ●	1,232
8	Financial Engines, Inc.	351
21	Green Dot Corp. ●	427
39	HFF, Inc.	696
22	Portfolio Recovery Associates, Inc. ●	3,351
4	World Acceptance Corp. ●	313
		9,106

The accompanying notes are an integral part of these financial statements.

5

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Energy - 4.8%
56	Alon USA Energy, Inc.	$808
41	Basic Energy Services, Inc. ●	490
33	CVR Energy, Inc.	1,583
195	Energy XXI (Bermuda) Ltd.	4,318
55	EPL Oil & Gas, Inc. ●	1,610
69	Goodrich Petroleum Corp. ●	878
39	Gulfport Energy Corp. ●	1,849
215	ION Geophysical Corp. ●	1,297
42	Mitcham Industries, Inc. ●	703
58	PBF Energy, Inc.	1,502
43	Pioneer Energy Services Corp. ●	283
10	REX American Resources Corp. ●	288
123	Rex Energy Corp. ●	2,163
64	Rosetta Resources, Inc. ●	2,710
44	SemGroup Corp.	2,391
51	Synergy Resources Corp. ●	373
144	Vaalco Energy, Inc. ●	822
42	Western Refining, Inc.	1,189
		25,257
	Food and Staples Retailing - 1.3%
58	Casey's General Stores, Inc.	3,488
69	Natural Grocers by Vitamin Cottage, Inc. ●	2,134
201	Rite Aid Corp. ●	574
95	Supervalu, Inc.	590
		6,786
	Food, Beverage and Tobacco - 1.6%
47	Cal-Maine Foods, Inc.	2,195
110	Darling International, Inc. ●	2,061
20	J&J Snack Foods Corp.	1,572
4	Lancaster Colony Corp.	289
92	Pilgrim's Pride Corp. ●	1,380
14	Sanderson Farms, Inc.	943
		8,440
	Health Care Equipment and Services - 8.5%
70	ABIOMED, Inc. ●	1,505
14	Air Methods Corp.	488
43	AMN Healthcare Services, Inc. ●	611
5	Analogic Corp.	350
13	Anika Therapeutics, Inc. ●	214
6	Atrion Corp.	1,328
14	Bio-Reference Laboratories, Inc. ●	408
9	Cantel Medical Corp.	308
34	Centene Corp. ●	1,763
34	Computer Programs & Systems, Inc.	1,651
61	Corvel Corp. ●	1,795
70	Cyberonics, Inc. ●	3,643
143	Dexcom, Inc. ●	3,211
22	Examworks Group, Inc. ●	471
96	Globus Medical, Inc. ●	1,613
135	HealthSouth Corp. ●	3,895
18	Heartware International, Inc. ●	1,747
46	ICU Medical, Inc. ●	3,279
13	Magellan Health Services, Inc. ●	729
14	Masimo Corp.	299
247	Merge Healthcare, Inc. ●	888
17	Molina Healthcare, Inc. ●	633
35	Natus Medical, Inc. ●	476
62	Orthofix International N.V. ●	1,676
44	Owens & Minor, Inc.	1,494
106	Quality Systems, Inc.	1,981
52	Rockwell Medical, Inc. ●	187
36	STERIS Corp.	1,522
76	U.S. Physical Therapy, Inc.	2,095
97	Vascular Solutions, Inc. ●	1,426
59	Volcano Corp. ●	1,078
36	Wellcare Health Plans, Inc. ●	2,008
		44,772
	Household and Personal Products - 1.7%
63	Elizabeth Arden, Inc. ●	2,856
20	Inter Parfums, Inc.	582
30	Medifast, Inc. ●	780
23	Nu Skin Enterprises, Inc. Class A	1,412
82	Prestige Brands Holdings, Inc. ●	2,392
12	Usana Health Sciences, Inc. ●	854
		8,876
	Insurance - 1.5%
55	Amerisafe, Inc.	1,774
7	AmTrust Financial Services, Inc.	263
66	First American Financial Corp.	1,459
15	Greenlight Capital Re Ltd. Class A ●	366
49	Meadowbrook Insurance Group, Inc.	393
57	Montpelier Re Holdings Ltd.	1,428
49	Protective Life Corp.	1,875
7	Validus Holdings Ltd.	267
		7,825
	Materials - 4.8%
105	Calgon Carbon Corp. ●	1,753
25	Chemtura Corp. ●	512
9	Clearwater Paper Corp. ●	405
246	Graphic Packaging Holding Co. ●	1,907
189	Headwaters, Inc. ●	1,668
63	Landec Corp. ●	826
49	Minerals Technologies, Inc.	2,029
16	Myers Industries, Inc.	245
5	Newmarket Corp.	1,236
183	Olin Corp.	4,366
136	Omnova Solutions, Inc. ●	1,087
113	PolyOne Corp.	2,801
49	Schweitzer-Mauduit International, Inc.	2,459
50	Silgan Holdings, Inc.	2,369
138	SunCoke Energy, Inc. ●	1,930
		25,593
	Media - 0.1%
10	Global Sources Ltd. ●	67
77	Tremor Video, Inc. ●	689
		756
	Pharmaceuticals, Biotechnology and Life Sciences - 11.5%
59	Acorda Therapeutics, Inc. ●	1,934
391	Affymax, Inc. ●	403
48	Agenus, Inc. ●	182
122	Alkermes plc ●	3,486
119	Amicus Therapeutics, Inc. ●	277
40	Arena Pharmaceuticals, Inc. ●	305
155	Aveo Pharmaceuticals, Inc. ●	386
154	BioDelivery Sciences International, Inc. ●	624
126	Bruker Corp. ●	2,031
205	Cadence Pharmaceuticals, Inc. ●	1,401
117	Cubist Pharmaceuticals, Inc. ●	5,636

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 11.5% - (continued)
11	Cumberland Pharmaceuticals, Inc. ●	$56
52	Emergent Biosolutions, Inc. ●	754
61	Endocyte, Inc. ●	794
301	Exelixis, Inc. ●	1,366
36	Genomic Health, Inc. ●	1,139
27	Hi-Technology Pharmacal Co., Inc.	883
23	Hyperion Therapeutics, Inc. ●	502
114	Idenix Pharmaceutical, Inc. ●	411
116	Immunogen, Inc. ●	1,922
16	Impax Laboratories, Inc. ●	319
75	Incyte Corp. ●	1,646
133	Ironwood Pharmaceuticals, Inc. ●	1,326
43	Isis Pharmaceuticals, Inc. ●	1,158
40	Luminex Corp. ●	816
108	Medicines Co. ●	3,326
151	NPS Pharmaceuticals, Inc. ●	2,273
126	Optimer Pharmaceuticals, Inc. ●	1,821
62	PAREXEL International Corp. ●	2,845
304	PDL Biopharma, Inc.	2,344
9	Pharmacyclics, Inc. ●	739
38	Pozen, Inc. ●	190
35	Puma Biotechnology, Inc. ●	1,568
54	Repligen Corp. ●	443
40	Repros Therapeutics, Inc. ●	729
206	Rigel Pharmaceuticals, Inc. ●	687
51	Salix Pharmaceuticals Ltd. ●	3,363
50	Sangamo BioSciences, Inc. ●	393
87	Santarus, Inc. ●	1,821
106	Sciclone Pharmaceuticals, Inc. ●	524
105	Seattle Genetics, Inc. ●	3,311
32	Sucampo Pharmaceuticals, Inc. Class A ●	208
95	Sunesis Pharmaceuticals, Inc. ●	496
118	Synergy Pharmaceuticals, Inc. ●	508
69	Tesaro, Inc. ●	2,254
130	Trius Therapeutics, Inc. ●	1,052
		60,652
	Real Estate - 2.7%
81	Altisource Residential Corp. ●	1,348
126	Apollo Residential Mortgage, Inc. REIT	2,080
64	Colonial Properties Trust REIT	1,538
58	Coresite Realty Corp. REIT	1,858
82	Felcor Lodging Trust, Inc. REIT ●	482
151	Glimcher Realty Trust REIT	1,653
220	Inland Real Estate Corp. REIT	2,244
77	Ramco-Gershenson Properties Trust REIT	1,200
168	Sunstone Hotel Investors, Inc. REIT ●	2,027
		14,430
	Retailing - 5.8%
26	ANN, Inc. ●	847
114	Ascena Retail Group, Inc. ●	1,994
45	Buckle (The), Inc.	2,355
49	Core-Mark Holding Co., Inc.	3,113
47	CST Brands, Inc. ●	1,455
39	DSW, Inc.	2,898
25	Express, Inc. ●	533
29	Five Below, Inc. ●	1,066
34	Group 1 Automotive, Inc.	2,208
28	Hhgregg, Inc. ●	441
84	HSN, Inc.	4,488
24	Lumber Liquidators Holdings, Inc. ●	1,861
86	Mattress Firm Holding Corp. ●	3,480
69	Orbitz Worldwide, Inc. ●	552
17	Overstock.com, Inc. ●	488
64	PetMed Express, Inc.	810
54	Pier 1 Imports, Inc.	1,276
22	Vitamin Shoppe, Inc. ●	995
		30,860
	Semiconductors and Semiconductor Equipment - 1.6%
117	Entropic Communications, Inc. ●	500
107	Kulicke & Soffa Industries, Inc. ●	1,179
241	Mindspeed Technologies, Inc. ●	780
101	Nanometrics, Inc. ●	1,478
84	SunEdison, Inc. ●	686
27	SunPower Corp. ●	551
57	Ultratech Stepper, Inc. ●	2,101
97	Volterra Semiconductor Corp. ●	1,365
		8,640
	Software and Services - 15.9%
96	Aspen Technology, Inc. ●	2,777
40	AVG Technologies N.V. ●	774
32	Blackhawk Network Holdings, Inc. ●	740
62	Cass Information Systems, Inc.	2,852
50	Commvault Systems, Inc. ●	3,767
92	CSG Systems International, Inc. ●	1,986
61	Dice Holdings, Inc. ●	566
81	Digital River, Inc. ●	1,513
59	Fair Isaac, Inc.	2,723
83	Fleetmatics Group Ltd. ●	2,771
35	Forrester Research, Inc.	1,273
136	Global Cash Access, Inc. ●	851
115	Heartland Payment Systems, Inc.	4,301
189	Higher One Holdings, Inc. ●	2,201
59	Imperva, Inc. ●	2,650
115	j2 Global, Inc.	4,891
109	Keynote Systems, Inc.	2,149
156	LivePerson, Inc. ●	1,395
17	Logmein, Inc. ●	406
23	Manhattan Associates, Inc. ●	1,761
215	Mitek Systems, Inc. ●	1,241
119	Model N, Inc. ●	2,772
144	Netscout Systems, Inc. ●	3,357
24	NIC, Inc.	403
65	Opentable, Inc. ●	4,179
116	PTC, Inc. ●	2,850
76	QLIK Technologies, Inc. ●	2,148
43	Rosetta Stone, Inc. ●	640
159	Sapient Corp. ●	2,081
27	Solarwinds, Inc. ●	1,066
30	Solera Holdings, Inc.	1,648
29	Sourcefire, Inc. ●	1,601
181	Synacor, Inc. ●	560
32	Syntel, Inc.	1,993
204	TiVo, Inc. ●	2,249
41	Travelzoo, Inc. ●	1,110
49	Tyler Corp. ●	3,334
26	Unisys Corp. ●	573
40	ValueClick, Inc. ●	990
42	Vistaprint N.V. ●	2,074
50	WEX, Inc. ●	3,804

The accompanying notes are an integral part of these financial statements.

7

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Software and Services - 15.9% - (continued)
80	XO Group, Inc. ●	$901
98	Zix Corp. ●	414
		84,335
	Technology Hardware and Equipment - 3.8%
101	Arris Group, Inc. ●	1,454
40	Aruba Networks, Inc. ●	618
37	Audience, Inc. ●	491
73	Calix, Inc. ●	733
65	CDW Corp. of Delaware ●	1,208
33	Ciena Corp. ●	639
21	Coherent, Inc.	1,163
63	Comtech Telecommunications Corp.	1,692
18	Cray, Inc. ●	350
26	Interdigital, Inc.	1,152
104	Oplink Communications, Inc. ●	1,808
57	Plantronics, Inc.	2,493
11	Plexus Corp. ●	326
35	QLogic Corp. ●	333
71	Reald, Inc. ●	987
42	Synaptics, Inc. ●	1,600
181	Ubiquiti Networks, Inc.	3,173
		20,220
	Telecommunication Services - 0.3%
104	Alaska Communications Systems Group, Inc.	175
8	Atlantic Tele-Network, Inc.	407
17	IDT Corp. Class B	320
32	Leap Wireless International, Inc. ●	218
22	magicJack VocalTec Ltd. ●	308
		1,428
	Transportation - 2.9%
42	Alaska Air Group, Inc. ●	2,158
4	Allegiant Travel Co.	434
178	Avis Budget Group, Inc. ●	5,113
77	Celadon Group, Inc.	1,411
125	Hawaiian Holdings, Inc. ●	764
28	Heartland Express, Inc.	384
86	Marten Transport Ltd.	1,350
21	Park-Ohio Holdings Corp. ●	699
54	Republic Airways Holdings, Inc. ●	616
26	SkyWest, Inc.	355
29	Spirit Airlines, Inc. ●	934
63	Swift Transportation Co. ●	1,049
		15,267
	Utilities - 0.4%
43	UNS Energy Corp.	1,917

	Total common stocks
	(cost $424,696)	$525,009

	Total long-term investments
	(cost $424,696)	$525,009

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $29, collateralized by GNMA 3.00%, 2042, value of $30)
$29	0.13%, 6/28/2013	$29
Bank of Montreal TriParty Repurchase
Agreement (maturing on 07/01/2013 in the
amount of $624, collateralized by FHLMC
4.00% - 5.00%, 2023 - 2025, FNMA 2.00%
- 5.00%, 2022 - 2042, GNMA 2.00% -
	5.00%, 2041 - 2043, value of $635)
624	0.15%, 6/28/2013	624
	Bank of Montreal TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $1,212, collateralized by FHLB 0.38%, 2015, FHLMC 0.38%, 2014, FNMA 0.50% - 5.50%, 2015 - 2042, value of $1,234)
1,212	0.12%, 6/28/2013	1,212
	Barclays Capital TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $840, collateralized by U.S. Treasury Note 3.13%, 2021, value of $854)
840	0.10%, 6/28/2013	840
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
07/01/2013 in the amount of $2,476,
collateralized by U.S. Treasury Bill 0.85%,
2013, U.S. Treasury Note 0.63% - 3.25%,
	2013 - 2018, value of $2,513)
2,476	0.10%, 6/28/2013	2,476
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $29, collateralized by FNMA 4.50%, 2035, value of $30)
29	0.25%, 6/28/2013	29
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $993, collateralized by U.S. Treasury Note 1.00% - 2.63%, 2014 - 2020, value of $1,013)
993	0.10%, 6/28/2013	993
	TD Securities TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $1,751, collateralized by FHLMC 3.50% - 4.00%, 2042, FNMA 3.50% - 4.50%, 2041 - 2042, value of $1,781)
1,751	0.12%, 6/28/2013	1,751

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.5% - (continued)
Repurchase Agreements - 1.5% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2013 in the amount of $25, collateralized by U.S. Treasury Note 0.63%, 2014, value of $26)
$25	0.09%, 6/28/2013		$25
			7,979
	Total short-term investments
	(cost $7,979)		$7,979
	Total investments
	(cost $432,675) ▲	100.7%	$532,988
	Other assets and liabilities	(0.7)%	(3,833)
	Total net assets	100.0%	$529,155

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2013, the cost of securities for federal income tax purposes was $436,255 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$115,992
Unrealized Depreciation	(19,259)
Net Unrealized Appreciation	$96,733

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Hartford SmallCap Growth HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$525,009	$525,009	$–	$–
Short-Term Investments	7,979	–	7,979	–
Total	$532,988	$525,009	$7,979	$–

♦	For the six-month period ended June 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

10

Hartford SmallCap Growth HLS Fund
Statement of Assets and Liabilities
June 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $432,675)	$532,988
Cash	2
Receivables:
Investment securities sold	51,799
Fund shares sold	163
Dividends and interest	195
Total assets	585,147
Liabilities:
Payables:
Investment securities purchased	27,756
Fund shares redeemed	28,110
Investment management fees	56
Distribution fees	6
Accrued expenses	64
Total liabilities	55,992
Net assets	$529,155
Summary of Net Assets:
Capital stock and paid-in-capital	$310,421
Undistributed net investment income	2,371
Accumulated net realized gain	116,050
Unrealized appreciation of investments	100,313
Net assets	$529,155
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$30.02
Shares outstanding	13,660
Net assets	$410,110
Class IB: Net asset value per share	$29.63
Shares outstanding	4,018
Net assets	$119,045

The accompanying notes are an integral part of these financial statements.

11

Hartford SmallCap Growth HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,518
Interest	3
Total investment income, net	2,521

Expenses:
Investment management fees	1,698
Transfer agent fees	2
Distribution fees - Class IB	181
Custodian fees	6
Accounting services fees	33
Board of Directors' fees	7
Audit fees	7
Other expenses	79
Total expenses (before fees paid indirectly)	2,013
Commission recapture	(5)
Total fees paid indirectly	(5)
Total expenses, net	2,008
Net Investment Income	513

Net Realized Gain on Investments:
Net realized gain on investments	56,565
Net Realized Gain on Investments	56,565

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	32,763
Net Changes in Unrealized Appreciation of Investments	32,763
Net Gain on Investments	89,328
Net Increase in Net Assets Resulting from Operations	$89,841

The accompanying notes are an integral part of these financial statements.

12

Hartford SmallCap Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Operations:
Net investment income	$513	$1,875
Net realized gain on investments	56,565	82,934
Net unrealized appreciation of investments	32,763	2,044
Net Increase in Net Assets Resulting from Operations	89,841	86,853
Capital Share Transactions:
Class IA
Sold	28,090	36,617
Redeemed	(62,602)	(120,147)
Total capital share transactions	(34,512)	(83,530)
Class IB
Sold	11,273	15,962
Redeemed	(50,169)	(48,247)
Total capital share transactions	(38,896)	(32,285)
Net decrease from capital share transactions	(73,408)	(115,815)
Net Increase (Decrease) in Net Assets	16,433	(28,962)
Net Assets:
Beginning of period	512,722	541,684
End of period	$529,155	$512,722
Undistributed (distribution in excess of) net investment income	$2,371	$1,858
Shares:
Class IA
Sold	990	1,514
Redeemed	(2,199)	(4,993)
Total share activity	(1,209)	(3,479)
Class IB
Sold	403	668
Redeemed	(1,732)	(2,030)
Total share activity	(1,329)	(1,362)

The accompanying notes are an integral part of these financial statements.

13

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements
June 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford SmallCap Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s portfolio managers are Mammen Chally (63.10%) and David J. Elliot (36.90%). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to

14

purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The

15

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

16

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting agreements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2013.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

17

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at December 31, 2012, are as follows:

Amount
Undistributed Ordinary Income	$1,858
Undistributed Long-Term Capital Gain	63,065
Unrealized Appreciation*	63,970
Total Accumulated Earnings	$128,893

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(17)
Accumulated Net Realized Gain (Loss)	305
Capital Stock and Paid-in-Capital	(288)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2012.

During the year ended December 31, 2012, the Fund utilized $20,567 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

18

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of June 30, 2013; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $100 million	0.700%
On next $4.9 billion	0.600%
On next $5 billion	0.580%
Over $10 billion	0.570%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2013, these amounts, if any, are included in the Statement of Operations.

19

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended June 30, 2013
Class IA	0.67%
Class IB	0.92

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor, Hartford Funds Distributors, LLC (“HFD”), (formerly known as Hartford Investment Financial Services, LLC), an indirect wholly owned subsidiary of The Hartford, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2013, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	35.37%	35.04%

20

7.	Investment Transactions:

For the six-month period ended June 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$214,272
Sales Proceeds Excluding U.S. Government Obligations	287,178

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2013, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

21

Hartford SmallCap Growth HLS Fund
Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended June 30, 2013 (Unaudited)
IA	$25.44	$0.05	$4.53	$4.58	$–	$–	$–	$–	$30.02
IB	25.14	0.01	4.48	4.49	–	–	–	–	29.63

For the Year Ended December 31, 2012
IA	21.67	0.11	3.66	3.77	–	–	–	–	25.44
IB	21.47	0.04	3.63	3.67	–	–	–	–	25.14

For the Year Ended December 31, 2011
IA	21.37	(0.02)	0.32	0.30	–	–	–	–	21.67
IB	21.22	(0.07)	0.32	0.25	–	–	–	–	21.47

For the Year Ended December 31, 2010
IA	15.65	–	5.72	5.72	–	–	–	–	21.37
IB	15.58	(0.04)	5.68	5.64	–	–	–	–	21.22

For the Year Ended December 31, 2009
IA	11.57	0.01	4.08	4.09	(0.01)	–	–	(0.01)	15.65
IB	11.53	(0.03)	4.08	4.05	–	–	–	–	15.58

For the Year Ended December 31, 2008
IA	18.71	0.05	(7.00)	(6.95)	(0.07)	(0.12)	–	(0.19)	11.57
IB	18.66	–	(6.96)	(6.96)	(0.05)	(0.12)	–	(0.17)	11.53

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)		Ratio of Expenses to Average Net Assets After Waivers(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

18.00	%(E)	$410,110	0.67	%(F)	0.67	%(F)	0.25	%(F)	40%
17.85	(E)	119,045	0.92	(F)	0.92	(F)	0.01	(F)	–

17.40		378,318	0.67		0.67		0.41		85
17.10		134,404	0.92		0.92		0.16		–

1.42		397,662	0.67		0.67		(0.07)		62
1.17		144,022	0.92		0.92		(0.32)		–

36.56		467,888	0.68		0.68		0.03		66
36.21		164,123	0.93		0.93		(0.22)		–

35.39	(G)	408,754	0.68		0.68		0.06		73
35.06	(G)	140,368	0.93		0.93		(0.19)		–

(37.42)		332,330	0.64		0.64		0.24		99
(37.57)		115,827	0.89		0.89		(0.01)		–

23

Hartford SmallCap Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

24

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (HSF) and 1993 (HSF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

25

The Hartford SmallCap Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of HSF and HSF2 on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as Chief Compliance Officer of HSF and HSF2.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Elizabeth L. Schroeder (1966) Vice President since 2010(2)

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

(2) Ms. Schroeder served as Vice President of HSF and HSF2 until August 7, 2013.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford SmallCap Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2012 through June 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 31, 2012	Ending Account Value June 30, 2013	Expenses paid during the period December 31, 2012 through June 30, 2013	Beginning Account Value December 31, 2012	Ending Account Value June 30, 2013	Expenses paid during the period December 31, 2012 through June 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,180.00	$3.62	$1,000.00	$1,021.47	$3.36	0.67%	181	365
Class IB	$1,000.00	$1,178.50	$4.97	$1,000.00	$1,020.23	$4.61	0.92%	181	365

27

Hartford SmallCap Growth HLS Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

28

HARTFORD HLS FUNDS

c/o The Hartford Wealth Management - Global Annuities
P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-SCG13 8-13 113552-1 Printed in U.S.A ©2013 The Hartford, Hartford, CT 06115

HARTFORDFUNDS

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND 2013 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds.

Market Review

During the first half of the year, stocks rose steadily. U.S. equities (as represented by the S&P 500 Index1) posted a strong gain of 10.61% during the first quarter, on their way to an all-time high. During the second quarter, investors persevered through volatility surrounding rumors of the rollback of the U.S. Federal Reserve’s quantitative easing (QE) program later this year, and the S&P 500 Index rose 2.91%. That brought the market’s rise to 13.82% for the first half of 2013. The rumors about QE’s end sent bond yields and mortgage rates upward, but that wasn’t enough to dissuade investors from pushing equities into positive territory.

Because of QE, some have expressed concerns regarding the recent market rally. But a more careful examination of economic data reveals a strong foundation. Consumer balance sheets have improved since the financial crisis, with consumer debt as a percentage of income falling steadily. Housing continued its dogged recovery, fueled by population growth and pent-up demand. In fact, it’s substantive economic improvements that have moved Federal Reserve Chairman Ben Bernanke to consider removing the “training wheels” of QE, which we think should be viewed as a vote of confidence in the U.S. economy going forward.

As the U.S. outlook continues to improve, concerns do remain in the global economy. Emerging markets have lagged due to social unrest and rising inflation. Slowing growth in China is clouding global growth forecasts, but it’s important to remember that China still boasts 7.5% annual GDP growth.

It’s important to stay abreast of domestic and international economic developments while balancing your individual investment goals. Meeting with your financial advisor on a regular basis to examine your current investment strategy can help you determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

1 The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford U.S. Government Securities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford U.S. Government Securities HLS Fund inception 03/24/1987
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

Performance Overview 6/30/03 - 6/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/13)

	6 Month†	1 Year	5 Years	10 Years
U.S. Government Securities IA	-2.30%	-1.21%	2.47%	2.37%
U.S. Government Securities IB	-2.42%	-1.45%	2.21%	2.11%
Barclays Intermediate Government Bond Index	-1.23%	-0.59%	3.80%	3.70%

†	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

As of the Fund’s current prospectus dated May 1, 2013, the total annual operating expense ratios for Class IA and Class IB shares were 0.48% and 0.73%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2013.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

Hartford U.S. Government Securities HLS Fund
Manager Discussion
June 30, 2013 (Unaudited)

Portfolio Manager
Michael F. Garrett
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford U.S. Government Securities HLS Fund returned -2.30% for the six-month period ended June 30, 2013, underperforming its benchmark, the Barclays Intermediate Government Bond Index, which returned -1.23% for the same period. The Fund outperformed the -3.12% average return in the Variable Products-Underlying Funds Lipper General U.S. Government Funds peer group, a group of funds that invest primarily in U.S. government and agency issues, including Treasury Inflation Protected Securities.

Why did the Fund perform this way?

Central bank easing and signs of gradual global economic recovery imparted a positive tone to financial markets early in the year. However, sentiment abruptly changed late in the period after the Federal Reserve (Fed) surprised markets with its earlier-than-expected plan to reduce asset purchases, sending yields sharply higher.

The Federal Open Market Committee began to publically debate the costs of open-ended bond purchases during the first quarter, raising concerns that these will end sooner than anticipated. But it was statements by Fed policymakers on June 18 and 19 that really caught market participants off guard with their unexpectedly agressive tone. Specifically, Fed officials signaled a readiness to begin reducing the central bank’s asset purchases under quantitative easing (QE) by September, and to end purchases by mid-2014 if the economy strengthened sufficiently.

In contrast to the Fed’s aggressive rhetoric, European Central Bank (ECB) officials made it clear they are in no hurry to end the central bank's accommodative stance as the eurozone’s economic recovery continued to be the world’s weakest by a large margin. Meanwhile, stress in Chinese money markets coincided with signs of slowing growth. China's central bank attempted to tighten credit at the same time that global markets were closely watching the Fed's attempts to move toward tighter policy.

U.S. economic data signaled that the economy remains on a moderate growth path, underpinned by the housing and labor markets. The residential real estate recovery continued to pick up steam as home sales rose; house prices saw their greatest annual gain in seven years, according to data from S&P/Case-Shiller. Rising home values and equity-market gains helped boost consumer confidence and prop up consumption. However, manufacturing activity contracted and growth in the services sector slowed.

Worries over an eventual end to record-low borrowing rates in the U.S. fueled a massive, broad-based sell-off across nearly all corners of the global financial markets in June. The Treasury yield curve steepened as the 10-year Treasury yield surged 0.73% to end the period at 2.49%, the highest level since August 2011. Major fixed income sectors, with the exception of high yield, posted negative absolute returns driven by rising rates and underperformed Treasuries on a duration-adjusted basis during the 6-month period. Duration is a measure of the sensitivity of an asset of portfolio’s price to nominal interest rate movement.

Duration and yield curve positioning, sector allocation and security selection each detracted from benchmark-relative performance during the period. The agency mortgage-backed securities (MBS) sector experienced a sharp sell-off on the heels of the Fed communication during May and June that they might begin to reduce their asset purchases earlier than the market anticipated. As a result, the portfolio’s agency pass-through allocation hurt performance, especially in the 30-year sector where the Fed has concentrated its purchases. The allocation to mortgage credit in non-agency residential mortgage-backed securities (RMBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) added to returns significantly in the first quarter, but lost ground during May and June, giving back those gains and ending roughly flat versus Treasuries. The portfolio’s investments in government agency bonds also detracted from performance, as agency spreads widened.

We use Treasury futures and interest rate swaps to manage duration and yield curve exposure. The portfolio’s slightly long duration bias, concentrated in the 3-year sector of the curve, contributed to underperformance during a rising rate and steepening curve environment.

What is the outlook?

In the near term we expect higher volatility coupled with lower liquidity in the MBS sector. Looking forward, we believe the sector offers reasonable long term value. Arguments against mortgages include the Fed’s data dependence, which adds volatility to mortgage spreads as they rise and fall with Treasury yields. In addition, the market’s

3

Hartford U.S. Government Securities HLS Fund
Manager Discussion – (continued)
June 30, 2013 (Unaudited)

confidence has been shaken, as the surprising shift in the Fed outlook will keep spreads from revisiting their previous tight interest rate ranges. However, these are offset by several positive facts. First, the Fed is still a net buyer, able to soak up supply through the middle of next year. Second, they have restated their intention to hold their MBS portfolio through their policy accommodation exit. Although spreads will likely widen if we see stronger economic data, this is not our base case scenario. In fact, we see the Fed’s economic projections for 2013 as somewhat optimistic, especially in light of the potential for further impact from the government sequester. In this stable to weaker scenario, we expect mortgage spreads to stay here or tighten marginally.

We maintain a constructive outlook for the non-agency RMBS sector based on a favorable technical backdrop and tailwinds from strength in housing. Volatility-driven spread widening and the sell-off in rates have left the sector with loss-adjusted yields at levels that are comparable to the start of 2013. Within the sector we currently favor prime hybrids, which have less interest-rate risk than fixed-rate bonds, and high-quality Alt-A securities, which stand to benefit from home-price appreciation. Overall, we believe the non-agency RMBS sector will continue to offer better risk-adjusted returns than competing fixed-income sectors.

We continue to monitor the impact of rising rates on commercial real estate fundamentals. We believe that impact will be limited, based on our expectation that a rise in rates will be accompanied by increased property net cash flows and compression of risk premiums. Within the sector we favor high-quality new-issue conduit deals, select legacy CMBS, and single-borrower deals. The technically driven spread widening at the top of the capital stack provides opportunities for investors who are able to withstand near-term volatility.

Within ABS, positive collateral performance trends continued during the second quarter, and new issuance fell roughly 9% from the comparable period of 2012. Based on these trends, we remain positive about the sector and within it we continue to favor higher-quality autos.

Distribution by Credit Quality

as of June 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	6.4%
Aa / AA	2.8
A	5.3
Baa / BBB	1.1
B	0.5
Caa / CCC or Lower	0.6
Unrated	1.2
U.S. Government Agencies and Securities	87.9
Non-Debt Securities and Other Short-Term Instruments	1.8
Other Assets & Liabilities	(7.6)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of June 30, 2013

Industry	Percentage of Net Assets
Finance and Insurance	16.9%
Transportation Equipment Manufacturing	1.0
U.S. Government Agencies	44.1
U.S. Government Securities	43.8
Short-Term Investments	1.8
Other Assets and Liabilities	(7.6)
Total	100.0%

4

Hartford U.S. Government Securities HLS Fund
Schedule of Investments
June 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 17.9%
	Finance and Insurance - 16.9%
	Ally Master Owner Trust
$10,175	1.54%, 09/15/2019	$9,966
	American Credit Acceptance Receivables
7,367	1.64%, 11/15/2016 ■	7,357
	AmeriCredit Automobile Receivables Trust
3,940	1.12%, 11/08/2017	3,913
5,000	1.78%, 03/08/2017	5,050
	Cal Funding II Ltd.
4,723	3.47%, 10/25/2027 ■	4,674
	CFC LLC
2,937	1.65%, 07/17/2017 ■	2,928
	CPS Automotive Trust
10,952	1.31%, 06/15/2020 ■	10,908
	Credit Acceptance Automotive Loan Trust
1,336	2.20%, 09/16/2019 ■	1,351
3,595	2.21%, 09/15/2020 ■	3,604
	First Investors Automotive Owner Trust
8,600	1.23%, 03/15/2019 ■	8,555
	Ford Credit Floorplan Master Owner Trust
1,840	1.49%, 09/15/2019	1,821
695	2.32%, 01/15/2017 Δ	708
	FREMF Mortgage Trust
2,040	3.82%, 06/25/2047 ■Δ	1,984
	HLSS Servicer Advance Receivables
6,661	1.50%, 01/16/2046 ■	6,574
	Huntington Automotive Trust
1,240	1.07%, 02/15/2018	1,224
	Master Asset Backed Securities Trust
398	2.89%, 05/25/2033 Δ	390
	Merrill Lynch Mortgage Trust
8,533	5.28%, 11/12/2037 Δ	9,158
	Morgan Stanley ABS Capital I
1,570	1.69%, 11/25/2032 Δ	1,434
	Morgan Stanley Dean Witter Capital I
4,044	1.82%, 03/25/2033 Δ	3,751
	Nationstar Agency Advance Funding Trust
1,815	1.89%, 02/18/2048 ■	1,752
	Santander Drive Automotive Receivables Trust
7,521	1.33%, 05/15/2017	7,553
	Springleaf Mortgage Loan Trust
10,214	1.27%, 06/25/2058 ■	10,232
5,426	1.57%, 12/25/2059 ■	5,452
6,101	2.22%, 10/25/2057 ■	6,189
	Structured Asset Securities Corp.
2,063	1.69%, 02/25/2033 Δ	1,984
	Thornburg Mortgage Securities Trust
9,557	2.43%, 04/25/2045 Δ	9,485
	WaMu Mortgage Pass-Through Certificates
3,307	2.21%, 03/25/2033 Δ	3,265
3,548	2.45%, 10/25/2035 Δ	3,328
	Wells Fargo Mortgage Backed Securities Trust
3,874	2.50%, 09/25/2033 Δ	3,862
	World Omni Automotive Receivables Trust
1,430	1.06%, 09/16/2019	1,382
		139,834
	Transportation Equipment Manufacturing - 1.0%
	TAL Advantage LLC
8,729	2.83%, 02/22/2038 ■	8,375

	Total asset & commercial mortgage backed securities
	(cost $148,542)	$148,209

U.S. GOVERNMENT AGENCIES - 44.1%
	FHLMC - 10.3%
$13,508	1.57%, 01/25/2022	$13,266
6,000	3.50%, 11/15/2025	6,278
275	4.50%, 12/01/2018	289
26,665	5.50%, 06/01/2034 - 06/01/2041	28,668
17,390	5.50%, 05/15/2033 Ф	19,429
10,864	6.00%, 10/01/2021 - 09/01/2034	12,028
4,210	6.50%, 09/01/2014 - 09/01/2032	4,758
730	7.00%, 10/01/2026 - 11/01/2032	837
14	7.50%, 05/01/2024 - 06/01/2025	16
33	8.00%, 08/01/2024 - 10/01/2024	36
1	8.50%, 10/01/2024	1
18	10.00%, 11/01/2020	18
		85,624
	FNMA - 21.9%
8,609	1.49%, 03/01/2018	8,553
3,545	2.22%, 10/01/2022	3,354
8,496	2.25%, 10/01/2022	8,048
3,570	2.31%, 10/01/2022	3,399
2,355	2.35%, 10/01/2022	2,248
746	2.40%, 10/01/2022	714
1,080	2.52%, 10/01/2022	1,042
2,145	2.56%, 01/01/2019	2,210
36,400	3.00%, 07/15/2028 ☼	37,441
4,900	3.50%, 07/15/2028 ☼	5,104
7,967	3.74%, 06/01/2018	8,707
51,137	5.00%, 08/01/2018 - 05/01/2038	55,108
15,603	5.50%, 08/01/2015 - 07/15/2043 ☼	16,884
18,485	6.00%, 09/01/2013 - 02/01/2037	20,307
1,029	6.50%, 06/25/2029 Ф	1,161
5,277	6.50%, 11/01/2014 - 09/01/2032	5,870
767	7.00%, 11/01/2013 - 02/01/2032	878
23	7.50%, 06/01/2023	27
133	8.00%, 10/01/2029 - 02/01/2031	155
2	8.50%, 04/01/2017	2
30	9.00%, 08/01/2020 - 09/01/2021	30
3	9.75%, 07/01/2020	3
		181,245
	GNMA - 11.9%
41,332	4.00%, 08/20/2040 - 07/15/2043 ☼	43,577
38,591	4.50%, 10/20/2040	41,604
2,323	5.00%, 01/20/2034	2,534
2,683	5.50%, 09/20/2033	2,995
1,857	6.00%, 01/15/2033 - 06/20/2038	2,085
2,927	6.50%, 12/15/2028 - 01/15/2032	3,329
1,282	7.00%, 06/20/2030 - 10/15/2032	1,497
412	7.50%, 04/15/2022 - 04/20/2030	460

The accompanying notes are an integral part of these financial statements.

5

Hartford U.S. Government Securities HLS Fund
Schedule of Investments – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT AGENCIES - 44.1% - (continued)
	GNMA - 11.9% - (continued)
$57	8.50%, 09/15/2019 - 03/15/2030		$61
			98,142
	Total U.S. government agencies
	(cost $358,394)		$365,011

U.S. GOVERNMENT SECURITIES - 43.8%
Other Direct Federal Obligations - 14.6%
	FHLB - 14.6%
$16,335	1.75%, 12/14/2018		$16,168
20,665	4.13%, 03/13/2020		22,867
26,000	5.25%, 12/09/2022		30,941
45,500	5.38%, 05/18/2016		51,493
			121,469
U.S. Treasury Securities - 29.2%
	U.S. Treasury Notes - 29.2%
210,767	0.88%, 12/31/2016 - 04/30/2017 ╦‡		209,986
9,000	1.00%, 10/31/2016		9,053
2,980	2.13%, 08/15/2021		2,968
18,600	2.63%, 01/31/2018		19,739
			241,746
	Total U.S. government securities
	(cost $362,670)		$363,215

	Total long-term investments
	(cost $869,606)		$876,435

SHORT-TERM INVESTMENTS - 1.8%
Repurchase Agreements - 1.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $56, collateralized by GNMA 3.00%, 2042, value of $56)
$56	0.13%, 6/28/2013		$56
Bank of Montreal TriParty Repurchase
Agreement (maturing on 07/01/2013 in the
amount of $1,180, collateralized by
FHLMC 4.00% - 5.00%, 2023 - 2025,
FNMA 2.00% - 5.00%, 2022 - 2042,
GNMA 2.00% - 5.00%, 2041 - 2043, value
	of $1,201)
1,180	0.15%, 6/28/2013		1,180
	Bank of Montreal TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $2,293, collateralized by FHLB 0.38%, 2015, FHLMC 0.38%, 2014, FNMA 0.50% - 5.50%, 2015 - 2042, value of $2,333)
2,293	0.12%, 6/28/2013		2,293
	Barclays Capital TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $1,589, collateralized by U.S. Treasury Note 3.13%, 2021, value of $1,615)
1,589	0.10%, 6/28/2013		1,589
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
07/01/2013 in the amount of $4,682,
collateralized by U.S. Treasury Bill 0.85%,
2013, U.S. Treasury Note 0.63% - 3.25%,
	2013 - 2018, value of $4,753)
4,682	0.10%, 6/28/2013		4,682
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $55, collateralized by FNMA 4.50%, 2035, value of $56)
55	0.25%, 6/28/2013		55
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $1,878, collateralized by U.S. Treasury Note 1.00% - 2.63%, 2014 - 2020, value of $1,915)
1,878	0.10%, 6/28/2013		1,878
	TD Securities TriParty Repurchase Agreement (maturing on 07/01/2013 in the amount of $3,311, collateralized by FHLMC 3.50% - 4.00%, 2042, FNMA 3.50% - 4.50%, 2041 - 2042, value of $3,368)
3,311	0.12%, 6/28/2013		3,311
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2013 in the amount of $48, collateralized by U.S. Treasury Note 0.63%, 2014, value of $49)
48	0.09%, 6/28/2013		48
			15,092
	Total short-term investments
	(cost $15,092)		$15,092

	Total investments
	(cost $884,698) ▲	107.6%	$891,527
	Other assets and liabilities	(7.6)%	(62,946)
	Total net assets	100.0%	$828,581

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2013, the cost of securities for federal income tax purposes was $884,858 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,365
Unrealized Depreciation	(6,696)
Net Unrealized Appreciation	$6,669

Δ	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2013, the aggregate value of these securities was $79,935, which represents 9.6% of total net assets.

Ф	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $61,799 at June 30, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. Securities valued at $3,703, held on behalf of the Fund at the custody bank, were received from broker(s) as collateral in connection with swap contracts.

Futures Contracts Outstanding at June 30, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	420	09/30/2013	$92,480	$92,400	$(80)
U.S. Treasury 5-Year Note Future	865	09/30/2013	105,275	104,706	(569)
					$(649)
Short position contracts:
U.S. Treasury 10-Year Note Future	187	09/19/2013	$23,668	$23,667	$1
U.S. Treasury 30-Year Bond Future	136	09/19/2013	18,375	18,475	(100)
					$(99)
					$(748)

* The number of contracts does not omit 000's.

Cash of $589 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at June 30, 2013.

Securities Sold Short Outstanding at June 30, 2013

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA, 5.00%	$50,000	07/15/2043	$53,809	$(66)

At June 30, 2013, the aggregate value of these securities represents 6.5% of total net assets.

The accompanying notes are an integral part of these financial statements.

7

Hartford U.S. Government Securities HLS Fund
Schedule of Investments – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at June 30, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GSC	0.38% Fixed	3M USD LIBOR	$143,800	11/15/14	$–	$58	$58

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.

Currency Abbreviations:
USD	U.S. Dollar

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

8

Hartford U.S. Government Securities HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$148,209	$–	$112,221	$35,988
U.S. Government Agencies	365,011	–	365,011	–
U.S. Government Securities	363,215	–	363,215	–
Short-Term Investments	15,092	–	15,092	–
Total	$891,527	$–	$855,539	$35,988
Futures *	1	1	–	–
Interest Rate Swaps *	58	–	58	–
Total	$59	$1	$58	$–
Liabilities:
Securities Sold Short	$53,809	$–	$53,809	$–
Total	$53,809	$–	$53,809	$–
Futures *	749	749	–	–
Total	$749	$749	$–	$–

♦	For the six-month period ended June 30, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of June 30, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$22,493	$6	$(104	)†	$—	$21,368	$(2,860)	$—	$(4,915)	$35,988
Total	$22,493	$6	$(104)		$—	$21,368	$(2,860)	$—	$(4,915)	$35,988

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at June 30, 2013 was $(104).

The accompanying notes are an integral part of these financial statements.

9

Hartford U.S. Government Securities HLS Fund
Statement of Assets and Liabilities
June 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $884,698)	$891,527
Cash	648	*
Unrealized appreciation on swap contracts	58
Receivables:
Investment securities sold	111,845
Fund shares sold	42
Dividends and interest	2,353
Variation margin	131
Other assets	—
Total assets	1,006,604
Liabilities:
Securities sold short, at market value (proceeds $53,743)	53,809
Payables:
Investment securities purchased	120,038
Fund shares redeemed	3,914
Variation margin	113
Investment management fees	61
Distribution fees	6
Accrued expenses	82
Total liabilities	178,023
Net assets	$828,581
Summary of Net Assets:
Capital stock and paid-in-capital	$949,790
Undistributed net investment income	23,112
Accumulated net realized loss	(150,394)
Unrealized appreciation of investments	6,073
Net assets	$828,581
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$10.51
Shares outstanding	65,336
Net assets	$686,520
Class IB: Net asset value per share	$10.45
Shares outstanding	13,594
Net assets	$142,061

* Cash of $589 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at June 30, 2013.

The accompanying notes are an integral part of these financial statements.

10

Hartford U.S. Government Securities HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	6,995
Total investment income, net	6,995

Expenses:
Investment management fees	2,058
Distribution fees - Class IB	198
Custodian fees	4
Accounting services fees	55
Board of Directors' fees	14
Audit fees	9
Other expenses	93
Total expenses	2,431
Net Investment Income	4,564

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(1,119)
Net realized loss on securities sold short	(63)
Net realized loss on futures	(2,320)
Net realized loss on swap contracts	(60)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(3,562)

Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(20,735)
Net unrealized depreciation of securities sold short	(66)
Net unrealized depreciation of futures	(696)
Net unrealized appreciation of swap contracts	74
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(21,423)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(24,985)
Net Decrease in Net Assets Resulting from Operations	$(20,421)

The accompanying notes are an integral part of these financial statements.

11

Hartford U.S. Government Securities HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Operations:
Net investment income	$4,564	$12,237
Net realized gain (loss) on investments and other financial instruments	(3,562)	8,518
Net unrealized appreciation (depreciation) of investments and other financial instruments	(21,423)	17,498
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,421)	38,253
Distributions to Shareholders:
From net investment income
Class IA	—	(24,352)
Class IB	—	(4,613)
Total distributions	—	(28,965)
Capital Share Transactions:
Class IA
Sold	41,041	154,606
Issued on reinvestment of distributions	—	24,352
Redeemed	(171,471)	(259,812)
Total capital share transactions	(130,430)	(80,854)
Class IB
Sold	8,666	40,910
Issued on reinvestment of distributions	—	4,613
Redeemed	(36,906)	(67,604)
Total capital share transactions	(28,240)	(22,081)
Net decrease from capital share transactions	(158,670)	(102,935)
Net Decrease in Net Assets	(179,091)	(93,647)
Net Assets:
Beginning of period	1,007,672	1,101,319
End of period	$828,581	$1,007,672
Undistributed (distribution in excess of) net investment income	$23,112	$18,548
Shares:
Class IA
Sold	3,832	14,291
Issued on reinvestment of distributions	—	2,288
Redeemed	(16,018)	(24,020)
Total share activity	(12,186)	(7,441)
Class IB
Sold	812	3,803
Issued on reinvestment of distributions	—	435
Redeemed	(3,459)	(6,279)
Total share activity	(2,647)	(2,041)

The accompanying notes are an integral part of these financial statements.

12

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements
June 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford U.S. Government Securities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to

13

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a

14

reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique	Unobservable Input(1)	Range (Weighted Average(2) )	Fair Value at December 31, 2012
Asset & Commercial Mortgage Backed Securities:
Discounted cash flow	Internal rate of return	1.2% – 5.2% (1.7%)	$25,681
	Life expectancy (in months)	43 – 81 (34)
Indicative market quotations	Broker Quote(3)	Not Applicable	1,752
Third party vendor	Broker Quote(3)	Not Applicable	8,555
Total			$35,988

(1) Significant changes to any observable inputs may result in a significant change to the fair value.

(2) Unless otherswise noted, inputs were weighted based on the fair value of the investments included in the range.

(3) The broker quote represents the best available estimate of fair value as of June 30, 2013.

15

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2013 (Unaudited)
(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase

16

agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting agreements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of June 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of June 30, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of June 30, 2013.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal

17

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2013 (Unaudited)

(000’s Omitted)

amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. As of June 30, 2013, the Fund did not hold any inflation indexed bonds.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of June 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2013.

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate,

18

inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of June 30, 2013.

19

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2013 (Unaudited)

(000’s Omitted)

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts	$58	$—	$—	$—	$—	$—	$58
Variation margin receivable *	131	—	—	—	—	—	131
Total	$189	$—	$—	$—	$—	$—	$189

Liabilities:
Variation margin payable *	$113	$—	$—	$—	$—	$—	$113
Total	$113	$—	$—	$—	$—	$—	$113

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(748) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$(2,320)	$—	$—	$—	$—	$—	$(2,320)
Net realized loss on swap contracts	(60)	—	—	—	—	—	(60)
Total	$(2,380)	$—	$—	$—	$—	$—	$(2,380)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$(696)	$—	$—	$—	$—	$—	$(696)
Net change in unrealized appreciation of swap contracts	74	—	—	—	—	—	74
Total	$(622)	$—	$—	$—	$—	$—	$(622)

d)	Balance Sheet Offsetting Information:

Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting agreement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties, and the Fund’s custodian. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

20

Offsetting of Financial Assets and Derivative Assets as of June 30, 2013:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Collateral Received	Net Amount (not less than 0)
Futures contracts - Variation margin receivable	$131	$—	$131	$—	$—	$131
Repurchase Agreements	15,092	—	15,092	—	(15,346)	—
Swap contracts at market value	58	—	58	—	(3,703)	—
Total subject to a master netting or similar arrangement	$15,281	$—	$15,281	$—	$(19,049)	$131

Offsetting of Financial Liabilities and Derivative Liabilities as of June 30, 2013:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Collateral Pledged	Net Amount (not less than 0)
Futures – Variation margin payable	$113	$—	$113	$—	$(589)	$—
Total subject to a master netting or similar arrangement	$113	$—	$113	$—	$(589)	$—

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity

21

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2013 (Unaudited)

(000’s Omitted)

related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary Income	$28,965	$31,155

As of December 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$18,548
Accumulated Capital and Other Losses*	(146,724)
Unrealized Appreciation†	27,388
Total Accumulated Deficit	$(100,788)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the

22

accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$6,960
Accumulated Net Realized Gain (Loss)	(6,960)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2013	$16,217
2014	15,888
2017	25,163
2018	58,150
Total	$115,418

Capital loss carryforwards with no expiration:

Amount
Short-Term Capital Loss Carryforward	$470
Long-Term Capital Loss Carryforward	30,836
Total	$31,306

During the year ended December 31, 2012, the Fund utilized $918 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the

23

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2013 (Unaudited)

(000’s Omitted)

Fund pursuant to an Investment Management Agreement with the Company. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The investment manager has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of June 30, 2013; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.4500%
On next $500 million	0.4450%
On next $1.5 billion	0.4400%
On next $2.5 billion	0.4350%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor, Hartford Funds Distributors, LLC (“HFD”), (formerly known as Hartford Investment Financial Services, LLC), an indirect wholly owned subsidiary of The Hartford, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2013, a portion of the Fund’s Chief Compliance Officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. These fees are accrued daily and paid monthly.

24

8.	Investment Transactions:

For the six-month period ended June 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,597,727
Sales Proceeds Excluding U.S. Government Obligations	1,888,147
Cost of Purchases for U.S. Government Obligations	149,104
Sales Proceeds for U.S. Government Obligations	49,029

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2013, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2013 (Unaudited)

(000’s Omitted)

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

This action concerns the activities of HIFSCO in its capacity as investment manager and principal underwriter to the Hartford retail mutual funds and does not concern HIFSCO’s activities in its capacity as principal underwriter to the HLS funds. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

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27

Hartford U.S. Government Securities HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended June 30, 2013 (Unaudited)
IA	$10.75	$0.10	$(0.34)	$(0.24)	$–	$–	$–	$–	$10.51
IB	10.71	0.08	(0.34)	(0.26)	–	–	–	–	10.45

For the Year Ended December 31, 2012
IA	10.68	0.16	0.22	0.38	(0.31)	–	–	(0.31)	10.75
IB	10.63	0.13	0.23	0.36	(0.28)	–	–	(0.28)	10.71

For the Year Ended December 31, 2011
IA	10.46	0.21	0.30	0.51	(0.29)	–	–	(0.29)	10.68
IB	10.40	0.19	0.29	0.48	(0.25)	–	–	(0.25)	10.63

For the Year Ended December 31, 2010 (F)
IA	10.53	0.28	0.14	0.42	(0.49)	–	–	(0.49)	10.46
IB	10.48	0.25	0.12	0.37	(0.45)	–	–	(0.45)	10.40

For the Year Ended December 31, 2009
IA	10.19	0.40	(0.06)	0.34	–	–	–	–	10.53
IB	10.16	0.39	(0.07)	0.32	–	–	–	–	10.48

For the Year Ended December 31, 2008
IA	11.15	0.44	(0.51)	(0.07)	(0.89)	–	–	(0.89)	10.19
IB	11.10	0.18	(0.29)	(0.11)	(0.83)	–	–	(0.83)	10.16

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Per share amounts have been calculated using the average shares method.

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers		Ratio of Expenses to Average Net Assets After Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

(2.30	)%(D)	$686,520	0.49	%(E)	0.49	%(E)	1.04	%(E)	28%
(2.42	)(D)	142,061	0.74	(E)	0.74	(E)	0.79	(E)	–

3.70		833,735	0.48		0.48		1.20		86
3.44		173,937	0.73		0.73		0.95		–

4.87		907,046	0.48		0.48		1.61		426
4.61		194,273	0.73		0.73		1.36		–

3.79		1,038,534	0.47		0.47		2.59		270
3.53		231,188	0.72		0.72		2.34		–

3.38		1,132,301	0.49		0.49		3.63		151
3.12		274,898	0.74		0.74		3.39		–

(0.64)		1,243,275	0.46		0.46		4.56		83
(0.89)		334,013	0.71		0.71		4.31		–

29

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

30

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (HSF) and 1993 (HSF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

31

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited) – (continued)

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of HSF and HSF2 on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as Chief Compliance Officer of HSF and HSF2.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Elizabeth L. Schroeder (1966) Vice President since 2010(2)

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

(2) Ms. Schroeder served as Vice President of HSF and HSF2 until August 7, 2013.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

Hartford U.S. Government Securities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2012 through June 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 31, 2012	Ending Account Value June 30, 2013	Expenses paid during the period December 31, 2012 through June 30, 2013	Beginning Account Value December 31, 2012	Ending Account Value June 30, 2013	Expenses paid during the period December 31, 2012 through June 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$977.00	$2.40	$1,000.00	$1,022.36	$2.46	0.49%	181	365
Class IB	$1,000.00	$975.80	$3.63	$1,000.00	$1,021.12	$3.71	0.74%	181	365

33

Hartford U.S. Government Securities HLS Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs (thus affecting performance).

34

HARTFORD HLS FUNDS

c/o The Hartford Wealth Management - Global Annuities
P.O. Box 14293

Lexington, KY 40512-4293

HARTFORDFUNDS

hartfordfunds.com

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Funds Distributors, LLC.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-USGS13 8-13 113556-1 Printed in U.S.A ©2013 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.
(a)(3)	Not applicable.
(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: August 13, 2013	By:	/s/ James E. Davey
James E. Davey President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 13, 2013	By:	/s/ James E. Davey
James E. Davey President

Date: August 13, 2013	By:	/s/ Mark A. Annoni
Mark A. Annoni Vice President, Controller and Treasurer